UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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American Outdoor Brands, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMERICAN™ OUTDOOR BRANDS

2021

Notice of Annual Meeting of Shareholders and Proxy Statement

BUBBA

CALDWELL

PROXY STATEMENT NOTICE	The Annual Meeting of Stockholders of American Outdoor Brands, Inc., a Delaware corporation, will be held as set forth below:
12:00 pm, Eastern Time
Friday, September 24, 2021
www.virtualshareholdermeeting.com/AOUT2021

The Annual Meeting of Stockholders will be held for the following purposes:

1

To elect Brian D. Murphy and Mary E. Gallagher to serve as Class I directors for a three-year term ending at the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified.

2

To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending April 30, 2022.

3	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on August 2, 2021 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting and vote electronically during the meeting. To assure your representation at the meeting, however, you are urged to vote by proxy as soon as possible over the Internet, by telephone, or by mail by following the instructions on the proxy card. You may vote electronically during the meeting even if you have previously given your proxy.

Sincerely,

Douglas V. Brown

Chief Counsel and Secretary

Columbia, Missouri

August 13, 2021

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. You should carefully read the entire Proxy Statement before casting your vote. This summary does not contain all the information that you should consider.

Voting Matters and Board Recommendations

Proposal	Required Approval	Board Recommendation	Page Reference

Election of Brian D. Murphy and Mary E. Gallagher as Class I Directors for a three-year term ending at the 2024 Annual Meeting of Stockholders.	The Affirmative vote of a majority of the votes cast.	FOR	9

To ratify the appointment of Grant Thornton LLP as the independent registered public accountant of our company for the fiscal year ending April 30, 2022.	The Affirmative vote of a majority of the votes cast.	FOR	44

Company Background

American Outdoor Brands, Inc. became an independent publicly-traded company through a pro-rata distribution of all the outstanding shares of our common stock to the stockholders of our former parent company, (the Separation). In connection with the Separation, the Company´s common stock began trading under the ticker symbol “AOUT” on the NASDAQ Global Select Market on August 24, 2020.  We are an industry leading provider of outdoor products and accessories, including hunting, fishing, camping, shooting, and personal security and defense products, for rugged outdoor enthusiasts.

2021 Proxy Statement I 1

Proxy Summary

Brands		Board Diversity

We produce innovative, top quality products under the brands Caldwell®; Crimson Trace®; Wheeler®; Tipton®; Frankford Arsenal®; Lockdown®; BOG®; Hooyman®; Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; Performance Center® Accessories; Schrade®; Old Timer®; Uncle Henry®; Imperial®; BUBBA®; ust®; LaserLyte®; and MEAT!   For more information, visit www.aob.com.

FY21 Financial Highlights:

$276.7M Net Sales	$18.4M Net Income

$47.3M Adjusted EBITDAS*	45.8% Gross Margin

*See reconciliation in Appendix A.

Environmental, Social, and Governance

Overview

We are committed to conducting our business in a safe, environmentally responsible, and sustainable manner, and in a way that reflects our responsibilities to our stakeholders, which includes our investors, employees, customers, and communities, as well as our environment. We also believe that the effective management of Environmental, Social, and Governance (ESG) issues will help support the sustainability and the long-term growth of our business, and create value for our stakeholders. As a result, in fiscal 2021, we engaged ESG consultants who, along with our senior leadership, are helping us develop our ESG strategy and establish a framework for monitoring our ESG initiatives. Our Board recognizes the importance of these responsibilities, and oversees our initiatives.

Engagement & Priority ESG Issues

We recently conducted a materiality assessment and engaged with internal and external stakeholders to help guide our direction and priorities, including discussions with stockholders that represent approximately 25% of our outstanding shares. This process isolated key areas where we anticipate our ESG initiatives will focus. They include product safety; business ethics/ code of conduct; employee recruitment, development, retention, engagement, and satisfaction; product lifecycle management; diversity, equity and inclusion; data privacy and cybersecurity; supply chain management; board composition; and energy

2 I 2021 Proxy Statement

Proxy Summary

management and usage. We recognize we are in the early stages of our ESG journey, but we are excited about the opportunities it presents, and we look forward to sharing our progress as that journey continues.

Environmental

We understand the importance of being responsible stewards of our planet’s resources and the importance of protecting it for our customers, communities and employees. As a new company, we are in the early stages of developing our climate strategy but we have identified recycling, sustainable and recyclable product packaging, and energy management and usage as important components of our longer-term environmental strategy. We value our position as a trusted supplier of outdoor products to a loyal consumer base that, we believe, shares our desire to minimize our collective impact on the environment where possible. As such, we have undertaken initiatives to:

• Incorporate biodegradable packaging via recycled material where possible;
• Collect and process production based recyclable material wherever possible;
• Establish Quality and Environmental, Health & Safety processes to document, track, and review regulated materials within our product portfolio; and
• Install smart technologies and energy efficient materials in offices and distribution locations wherever possible.

Social

We are committed to being a good corporate citizen as well as creating a positive employee environment. We believe that our growth and future are closely tied to the recruitment, development and retention of exceptional employees. Our small workforce fosters a unique culture and celebrates our diverse workforce of approximately 330 employees. We have begun to develop a number of initiatives to help attract, develop and retain employees in an effort to increase productivity, increase diversity awareness, enhance employee engagement, and encourage customer loyalty. Examples of these efforts include:

• Employing the non-profit organization, AAIM, to benchmark our total compensation practices so that we may remain competitive in the markets where we have employees;
• Strengthening our relationship with local universities to benefit our recruitment process;
• Cultivating our large base of brand ambassadors who are instrumental in preserving the authenticity of our brands, and who identify with our increasingly diverse consumer base;

•           Increasing our cybersecurity efforts, including enhanced employee training and partnering with leading cybersecurity solution providers to protect our client’s data, so that we may remain a trusted supplier to our loyal customer and consumer base; and

• Conducting vendor compliance checks to ensure appropriate product safety & quality efforts.

•           Enacting a Whistleblower Policy that supports our commitment to ethical conduct and integrity by encouraging employees to come forward, whether directly to a supervisor or Chief Counsel, or anonymously via our Whistleblower Hotline and/or website, with information surrounding possible legal, ethical, or honesty issues.

2021 Proxy Statement I 3

Proxy Summary

Governance

We believe that strong corporate governance is essential and supports the long-term success of our business. Our Board of Directors and its committees help set the tone for our company, and our leadership devotes time and attention to matters of corporate responsibility, including ESG matters. Our Nominating and Governance Committee has oversight for our ethics and governance efforts. Our website (https://ir.aob.com/corporate-governance/governance-overview) contains our Board committee charters, as well as additional information on our governance related policies, including:

• Corporate Governance Guidelines
• Code of Business Conduct
• Code of Ethics

Further, we set high standards for the Company’s employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. Certain corporate governance highlights include the following:

• Fully independent Board committees
• All but one of our directors is independent
• Independent Chairman of the Board
• Annual board and committee self-assessments
• Independent directors meet regularly without management present

4 I 2021 Proxy Statement

VOTING AND OTHER MATTERS

General

The enclosed proxy is being solicited on behalf of American Outdoor Brands, Inc., a Delaware corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held at 12:00 pm, Eastern Time, on Friday, September 24, 2021, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting of Stockholders will be a virtual meeting. You will be able to attend the Annual Meeting of Stockholders during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/AOUT2021 and entering the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

These proxy solicitation materials were first released on or about August 13, 2021 to all stockholders entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on September 24, 2021. These proxy materials, which include the notice of annual meeting, this proxy statement, and our 2021 Annual Report for the fiscal year ended April 30, 2021, are available at www.proxyvote.com.

How the Board of Directors Recommends That You Vote

The Board of Directors recommends that you vote as follows:

•	FOR the election of each of the nominee directors as Class I directors (Proposal One); and
•	FOR the ratification of the appointment of Grant Thornton LLP as the independent registered public accountant of our company for the fiscal year ending April 30, 2022 (Proposal Two).

Stockholders Entitled to Vote; Record Date; How to Vote

Stockholders of record at the close of business on August 2, 2021, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 14,099,641 shares of our common stock. Each stockholder voting at the meeting, either electronically during the meeting or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, on August 2, 2021, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the meeting. Alternatively, you may vote by proxy over the Internet as instructed on the enclosed proxy card, by mail by filling out and returning the accompanying proxy card, or by telephone as instructed on the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the Internet as instructed on the enclosed proxy card, by mail by filling out and returning the enclosed proxy card, or by telephone as instructed on the enclosed proxy card to ensure your vote is

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Voting and Other Matters

counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote electronically during the meeting.

If, on August 2, 2021, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares electronically during the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

How to Attend the Meeting; Asking Questions

You are entitled to attend the meeting only if you were a stockholder of record at the close of business on August 2, 2021, which we have set as the record date, or you hold a valid proxy for the meeting. You may attend the meeting by visiting www.virtualshareholdermeeting.com/AOUT2021 and using your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials to enter the meeting. If, on August 2, 2021, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name,” and you will be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting.

Stockholders who wish to submit a question for the meeting may do so live during the meeting at www.virtualshareholdermeeting.com/AOUT2021.

Quorum

The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast electronically during the meeting or by proxy at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present.

Required Vote

Assuming that a quorum is present, the affirmative vote of a majority of the votes cast will be required for the election of each director nominee and to ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending April 30, 2022.

Broker Non-Votes and Abstentions

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of Grant Thornton LLP as the independent registered public accountant of our company for the fiscal year ending April 30, 2022. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are

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Voting and Other Matters

considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

As provided in our bylaws, a majority of the votes cast means that the number of shares voted “for” a nominee for election to our Board of Directors or any other proposal exceeds the number of shares voted “against” such nominee or other proposal. Because abstentions and broker non-votes do not represent votes cast “for” or “against” a proposal, abstentions and broker non-votes will have no effect on the election of directors or the proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accountant of our company for the fiscal year ending April 30, 2021, as each such proposal is determined by reference to the votes actually cast by the shares present in person or by proxy at the meeting and entitled to vote.

In accordance with our director resignation policy, an incumbent director who does not receive the requisite majority of votes cast in an uncontested election is expected to submit his or her offer of resignation to our Board of Directors. Our Board of Directors, upon recommendation of the Nominations and Corporate Governance Committee, will make a determination as to whether to accept or reject the offered resignation within 90 days after the stockholder vote. A director whose offered resignation is under consideration will abstain from any decision or recommendation regarding the offered resignation, but will otherwise continue to serve as a director until our Board of Directors makes its determination regarding the offered resignation. We will publicly disclose our Board of Directors’ decision regarding the tendered resignation and the rationale behind the decision in a filing of a Current Report on Form 8-K with the Securities and Exchange Commission, or the SEC.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. Except as provided above under “Broker Non-Votes and Abstentions,” if no specification is indicated, the shares will be voted (1) “for” the election of each of the two director nominees set forth in this proxy statement and (2) “for” the ratification of the appointment of Grant Thornton LLP as the independent registered public accountant of our company for the fiscal year ending April 30, 2022. If any other matter is properly presented at the meeting, the individuals specified in the proxy will vote your shares using their best judgment.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting electronically during the meeting (as provided under “Stockholders Entitled to Vote; Record Date; How to Vote”). Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such

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Voting and Other Matters

beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our 2021 Annual Report to Stockholders, which was made available to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The information contained in the “Report of the Audit Committee” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2021 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in our Annual Report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Secretary at 1800 North Route Z, Suite A, Columbia, MO 65202.

8 I 2021 Proxy Statement

PROPOSAL ONE – ELECTION OF DIRECTORS

Nominees

Our articles of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. The number of directors is currently fixed at five. Our Board of Directors is divided into three classes, designated Class I, Class II, and Class III. Each year, a different class of directors is elected at our annual meeting of stockholders, and each elected director holds office for a three-year term or until his or her successor is duly elected or until his or her earlier death, resignation, disqualification, or removal.

Consistent with the requirements of our governance documents and upon the recommendation of the Nominations and Corporate Governance Committee, our Board of Directors has nominated each of Brian D. Murphy and Mary E. Gallagher for election for a new term as a Class I director at the 2021 Annual Meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “for” each of the nominees named below. Each of the nominees currently is a director of our company. In the event that either nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. It is not expected that either nominee will be unable or will decline to serve as a director.

Our Board of Directors recommends a vote “for” the nominees listed below.

The following table sets forth, for the Class I director nominees to be voted on at the meeting and each person whose term of office as a director will continue after the meeting, certain information about them, including their ages as of the date of this Proxy Statement:

			Committee Membership
Name	Age	Position	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee
Class I Directors for election at the 2021 Annual Meeting to terms expiring at the 2024 Annual Meeting of Stockholders
Brian D. Murphy	37	President, Chief Executive Officer, and Director
Mary E. Gallagher	55	Director	Chair
Class II Directors whose terms expire at the 2022 Annual Meeting of Stockholders
Gregory J. Gluchowski, Jr.	56	Director	X	Chair	X
I. Marie Wadecki	72	Director	X	X	Chair
Class III Director whose term expires at the 2023 Annual Meeting of Stockholders
Barry M. Monheit	74	Chairman of the Board		X	X

There are no family relationships among any of our directors and executive officers.

2021 Proxy Statement I 9

Proposal One – Election of Directors

Board of Directors

Set forth below is biographical information for the Class I director nominees and each person whose term of office as a director will continue after the 2021 Annual Meeting.

Age: 74 Director Since: 2020 Committees: Compensation and Nominations and Corporate Governance Committees Chairman of the Board and Independent Director	Barry M. Monheit

Experience

Barry M. Monheit has served as a director of our company since the Separation. Mr. Monheit has served as a director of Smith & Wesson Brands, Inc., or SWBI, since February 2004. Mr. Monheit has been a Senior Managing Director of J.S. Held, LLC, an international consulting firm, since December 2020 when it acquired Simon Consulting, L.L.C., a consulting company providing services in forensic accounting, fraud investigations, receivership and restructuring, and lost profit examinations where he served as a Senior Managing Director since July 2020. Since December 2015, Mr. Monheit has been Vice Chairman of the Board of That’s Eatertainment Corp. (formerly Modern Round Entertainment Corporation), a company formed to create and roll out nationally an entertainment concept centered around virtual interactive experiences with food and beverage offerings, and was a principal of its predecessor, Modern Round LLC, from February 2014 until December 2015. Mr. Monheit served as the President and Chief Executive Officer of Quest Resource Holding Corporation, an environmental solutions company that serves as a single-service provider of recycling and environment-related programs, services, and information, from June 2011 until July 2013 and served as a director of that company or its predecessors from June 2011 until July 2019. Mr. Monheit served as a financial and operational consultant from April 2010 until June 2011. From May 2009 until April 2010, Mr. Monheit was a Senior Managing Director of FTI Palladium Partners, a financial consulting division of FTI Consulting, Inc., a New York Stock Exchange-listed global advisory firm dedicated to helping organizations protect and enhance enterprise value in an increasingly complex legal, regulatory, and economic environment. Mr. Monheit was a consultant focusing on financial and operational issues in the corporate restructuring field from January 2005 until May 2009. From July 1992 until January 2005, Mr. Monheit was associated in various capacities with FTI Consulting, Inc., serving as the President of its Financial Consulting Division from May 1999 through November 2001. Mr. Monheit was a partner with Arthur Andersen & Co. from August 1988 until July 1992, serving as partner-in-charge of its New York Consulting Division and partner-in-charge of its U.S. Bankruptcy and Reorganization Practice.

Skills & Qualifications

We believe Mr. Monheit’s extensive experience in financial and operational consulting gained as an executive of major restructuring firms and his executive experience with major and emerging companies provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

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Proposal One – Election of Directors

Age: 37 Director Since: 2020 President, Chief Executive Officer, and Director	Brian D. Murphy

Experience

Brian D. Murphy has served as the President and Chief Executive Officer and as a director of our company since the Separation in August 2020. Mr. Murphy served as Co-President and Co-Chief Executive Officer of SWBI from January 2020 until the Separation. Mr. Murphy served as President of the Outdoor Products & Accessories Segment of SWBI from May 2017 to January 2020. From December 2016 until May 2017, he was President of the Outdoor Recreation Division of SWBI, the activities of which were collapsed into Outdoor Product & Accessories. From February 2015 until December 2016, he was Vice President, Corporate Development of Vista Outdoor Inc., a publicly held designer, manufacturer, and marketer of outdoor sports and recreation products. From April 2013 until February 2015, Mr. Murphy was Director of Mergers & Acquisitions and Director of Financial Planning & Analysis for Alliant Techsystems, an aerospace, defense, and outdoor sporting goods company. Mr. Murphy held various management roles at McMaster-Carr Supply Company, a supplier of maintenance, repair, and operations materials to industrial and commercial facilities worldwide, from April 2011 until March 2013. From May 2006 until October 2010 he served as an investment banker with the publicly held firm Houlihan Lokey, where he advised companies in the areas of strategy, acquisitions, divestitures, recapitalizations, and restructuring.

Skills & Qualifications

We believe Mr. Murphy’s position as our President and Chief Executive Officer, his former position as the Co-President and Co-Chief Executive Officer of SWBI, and his former position as the President of the Company’s Outdoor Products & Accessories Segment; his intimate knowledge and experience with all aspects of the operations, opportunities, and challenges of our company; and his meaningful business career at major companies provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

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Proposal One – Election of Directors

Age: 55 Director Since: 2020 Committee: Audit Committee Independent Director	Mary E. Gallagher

Experience

Mary E. Gallagher has served as a director of our company since the Separation in August 2020. Since April 2021, Ms. Gallagher has served as a director of Leonardo DRS, which is a prime contractor, leading technology innovator and supplier of integrated products, services and support to military forces, intelligence agencies and defense contractors worldwide. Since March 2020, Ms. Gallagher has served as a director of Novaria Group, a leading manufacturer/supplier of specialty hardware, complex and highly engineered components and specialty processes for the aerospace and defense sector. Since September 2019, Ms. Gallagher has served as a director of LGL Systems Acquisition Corp., a blank check company formed for the purpose of entering into a business combination with one or more businesses or entities. From July 2016 to March 2018, Ms. Gallagher served as Chief Financial Officer of Wheels Up, a membership-based private aviation company. Prior to joining Wheels Up, Ms. Gallagher spent 12 years with United Technologies Corporation, a publicly held global leader in aerospace and building technologies. Ms. Gallagher held a variety of top financial roles at United Technologies Corporation, most recently as CFO of Sikorsky Aircraft Corporation from November 2013 to June 2016. From 1996 to 2004, Ms. Gallagher served as the Vice President Controller of Olin Corporation, a publicly held global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. Prior to joining Olin, Ms. Gallagher spent nine years with KPMG in various positions in the audit, mergers/acquisitions, consulting, and training groups.

Skills & Qualifications

We believe Ms. Gallagher’s extensive experience in financial leadership positions as well as her background as a certified public accountant provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on our Board of Directors.

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Proposal One – Election of Directors

Age: 56 Director Since: 2020 Committees: Audit, Compensation, and Nominations and Corporate Governance Committees Independent Director	Gregory J. Gluchowski, Jr.

Experience

Gregory J. Gluchowski, Jr. has served as a director of our company since the Separation. Mr. Gluchowski served as a director of SWBI from June 2015 until the Separation in August 2020. Since March 2021, Mr. Gluchowski has served as the President and Chief Executive Officer of Hampton Products International, a security system provider that offers related hardware, lighting, and travel security products. Previously, Mr. Gluchowski was President and Chief Executive Officer of The Hillman Group, Inc., a leading provider of hardware solutions focused on industry leading sales and service from September 2015 to September 2019. Prior to his role with Hillman, Mr. Gluchowski served for six years as President of the $1.2 billion Hardware and Home Improvement (HHI) division of Spectrum Brands Holdings, Inc. and a former division of Stanley Black and Decker. Mr. Gluchowski was Vice President, Global Operations of Black & Decker Corporation from October 2005 to December 2009; General Manager, Mexican Operations & Director North American Operations from March 2003 to September 2005; and General Manager, Kwikset Waynesboro Operation from January 2002 to June 2003. Prior to joining Black & Decker Corporation, Mr. Gluchowski served in various executive leadership positions with Phelps Dodge Corporation — Wire & Cable Group from 1988 to 2001, with his most recent position being Senior Vice President, Customer Satisfaction. Since July 2017, Mr. Gluchowski has served as a member of the Board of Directors of Milacron Holdings Corp., a New York Stock Exchange-listed industrial technology company serving the plastics processing industry.

Skills & Qualifications

We believe Mr. Gluchowski’s extensive experience in consumer-focused, high-volume manufacturing companies and his executive leadership of global businesses with over 7,000 employees provides the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

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Proposal One – Election of Directors

Age: 72 Director Since: 2020 Committees: Audit, Compensation, and Nominations and Corporate Governance Committees Independent Director	I. Marie Wadecki

Experience

I. Marie Wadecki has served as a director of our company since the Separation in August 2020. Ms. Wadecki served as a director of SWBI from September 2002 until the Separation. Ms. Wadecki served as the Corporate Budget Director of the McLaren Health Care Corporation, a Michigan-based $3.5 billion eight-hospital health care system, from January 2001 until her retirement in September 2007. Ms. Wadecki was employed by McLaren for more than 30 years, holding positions of increasing responsibility. Ms. Wadecki has served on the McLaren Flint Medical Center’s Foundation Board of Trustees since November 2008. From October 2012 to July 2020, Ms. Wadecki served as a member of the board of directors of Quest Resource Holding Corporation., an environmental solutions company that serves as a single-service provider of recycling and environment-related programs, services, and information where she served as a member and Chairperson of the Nominations and Corporate Governance Committee, and a member of the Audit Committee. Ms. Wadecki is a member of the National Association of Corporate Directors, the American College of Healthcare Executives, Women Business Leaders of the U.S. Healthcare Industry Foundation, and Women Corporate Directors. Ms. Wadecki is recognized as a Board Leadership Fellow by the National Association of Corporate Directors, which is an organization devoted to advancing exemplary board leadership by providing support and educational opportunities to directors and boards.

Skills & Qualifications

We believe Ms. Wadecki’s long employment history with a major health care organization, her financial background, and her corporate governance expertise provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on our Board of Directors.

14 I 2021 Proxy Statement

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined, after considering all of the relevant facts and circumstances, that Messrs. Monheit and Gluchowski and Mses. Gallagher and Wadecki are independent directors, as “independence” is defined by the listing standards of the Nasdaq Stock Market, or Nasdaq, and by the SEC, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Mr. Murphy is an employee director.

Committee Charters, Corporate Governance Guidelines, and Codes

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website, at www.AOB.com, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials specified by SEC or Nasdaq regulations. These documents are also available in print to any stockholder requesting a copy in writing from our Secretary at the address of our executive offices set forth in this proxy statement.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presence or participation of management. The Chairman of our Board of Directors serves as the presiding director of such executive sessions.

Board Structure

Our Amended and Restated Certificate of Incorporation provides that our Board of Directors is divided into three classes serving three-year staggered terms. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. This classification of the Board of Directors may delay or prevent a change in control of our company or our management. Members of the Board of Directors are divided into the following classes:

Name	Class I	Class II	Class III
Mary E. Gallagher	X
Gregory J. Gluchowski, Jr.		X
Barry M. Monheit			X
Brian D. Murphy	X
I. Marie Wadecki		X

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Corporate Governance

Board Committees

Our bylaws authorize our Board of Directors to appoint from among its members one or more committees consisting of one or more directors. Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee, each consisting entirely of independent directors as “independence” is defined by the listing standards of Nasdaq and by the SEC.

THE AUDIT COMMITTEE

The purpose of the Audit Committee includes overseeing the financial and reporting processes of our company and the audits of the financial statements of our company and providing assistance to our Board of Directors with respect to its oversight of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of our company’s independent registered public accountant. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accountant to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent registered public accountant and our financial accounting staff; and reviews and approves any transactions between us and our directors, officers, and their affiliates, also referred to as related-person transactions.

The Audit Committee currently consists of Mses. Gallagher and Wadecki and Mr. Gluchowski. Our Board of Directors has determined that each of Mses. Gallagher and Wadecki and Mr. Gluchowski, whose backgrounds are described above, qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Ms. Gallagher chairs the Audit Committee.

THE COMPENSATION COMMITTEE

The purpose of the Compensation Committee includes determining, or, when appropriate, recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our company and discharging the responsibilities of our Board of Directors relating to compensation programs of our company. The Compensation Committee currently makes all decisions with respect to executive compensation. The Compensation Committee currently consists of Messrs. Gluchowski and Monheit and Ms. Wadecki. Mr. Gluchowski chairs the Compensation Committee.

THE NOMINATIONS AND CORPORATE GOVERNANCE COMMITTEE

The purpose of the Nominations and Corporate Governance Committee includes the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of corporate governance principles applicable to our company. The Nominations and Corporate Governance Committee currently consists of Messrs. Gluchowski and Monheit and Ms. Wadecki. Ms. Wadecki chairs the Nominations and Corporate Governance Committee.

The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the information required by our bylaws is submitted in writing in a timely manner addressed and delivered to our Secretary at the address of our executive offices set forth in this proxy statement. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may

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Corporate Governance

include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on our company.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as acquisitions, securities repurchases, debt and equity placements, and product introductions. In addition, our Board of Directors regularly receives reports from our Chief Counsel and Chief Compliance Officer.

Our board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees our financial and reporting processes and the audit of our financial statements and provides assistance to our Board of Directors with respect to the oversight and integrity of our financial statements, our compliance with legal and regulatory matters, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our company. Our Nominations and Corporate Governance Committee oversees governance related risk, such as board independence, conflicts of interest of members of the Board of Directors and executive officers, ESG, and management and succession planning.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.

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Corporate Governance

All of our directors have held senior-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should continue to serve as a director of our company.

Board Leadership Structure

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles as well as the needs of our company at any point in time. Our Corporate Governance Guidelines support flexibility in the structure of our Board of Directors by not requiring the separation of the roles of Chief Executive Officer and Chairman of the Board.

We currently maintain separate roles between the Chief Executive Officer and Chairman of the Board in recognition of the differences between the two responsibilities. Our Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance of our company. The Chairman of the Board provides input to the Chief Executive Officer, sets the agenda for board meetings, and presides over meetings of the full Board of Directors as well as executive sessions of the Board of Directors.

Director and Officer Derivative Trading and Hedging

We have a policy prohibiting our directors and officers, including our executive officers, and any family member residing in the same household, from engaging in derivatives trading and hedging involving our securities or pledging or margining our common stock.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our non-employee directors and executive officers. Our non-employee directors and executive officers are required to own shares of our common stock or share equivalents with a value equal to at least the lesser of the following:

•	Non-Employee Directors	-	Three times cash retainer or 13,125 shares or share equivalents
•	Chief Executive Officer	-	Three times base salary or 93,750 shares or share equivalents
•	Chief Financial Officer	-	Two times base salary or 43,750 shares or share equivalents
•	Other Executive Officers	-	Two times base salary or 31,250 shares or share equivalents

Each individual has five years from the later of the date of adoption of these guidelines or the date of appointment of the individual as a director or an executive officer to achieve the required ownership levels. We believe that these guidelines promote the alignment of the long-term interests of our executive officers and members of our Board of Directors with our stockholders.

Stock ownership generally includes the shares directly owned by the individual (including any shares over which the individual has sole ownership, voting, or investment power); the number of shares owned by the individual’s minor children and spouse and by other related individuals and entities over whose shares the individual has custody, voting control, or power of disposition; shares underlying restricted stock units, or RSUs, that have vested and are deliverable or will be vested and deliverable within 60 days; shares underlying performance-based restricted stock units, or PSUs, that have vested but are not deliverable within 60 days if the performance requirements have been satisfied; shares underlying stock options that have vested or will vest within 60 days; and shares held in trust for the benefit of the individual or the individual’s immediate family members.

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Corporate Governance

If an individual achieves the required ownership level on the first day of any fiscal year, the value of the individual’s stock ownership on that date will be converted into a number of shares to be maintained in the future by dividing the value of such stock ownership by the price of our common stock on the prior day, which is the last day of the preceding fiscal year.

The failure to satisfy the required ownership level may result in the ineligibility of the individual to receive stock-based compensation in the case of an executive officer or director or the inability to be a nominee for election to our Board of Directors in the case of a director.

Clawback Policy

We maintain a compensation recovery, or clawback, policy. In the event we are required to prepare an accounting restatement of our financial results as a result of a material noncompliance by us with any financial reporting requirement under the federal securities laws, we will have the right to use reasonable efforts to recover from any current or former executive officers who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. This policy is administered by the Compensation Committee of our Board of Directors.

Whistleblower Policy

We maintain a Whistleblower Policy covering the policies and procedures for (i) the receipt, retention, and treatment of complaints that we receive regarding accounting, internal controls, or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee Interlocks and Insider Participation

During our fiscal year ended April 30, 2021, Messrs. Gluchowski and Monheit and Ms. Wadecki served on the Compensation Committee. None of these individuals had any material contractual or other relationships with us during such fiscal year except as directors. During our fiscal year ended April 30, 2021, none of our executive officers served on the compensation committee or board of directors of any entity whose executive officers serve as a member of our Board of Directors or Compensation Committee.

Board and Committee Meetings

Our Board of Directors held a total of five meetings during the fiscal year ended April 30, 2021. During the fiscal year ended April 30, 2021, the Audit Committee held six meetings, the Compensation Committee held eight meetings, and the Nominations and Corporate Governance Committee held six meetings. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors, and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she was a member.

Annual Meeting Attendance

We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders.

Majority Voting for Directors

In accordance with our director resignation policy, an incumbent director who does not receive the requisite majority of votes cast in an uncontested election is expected to submit his or her offer of resignation to our Board of Directors. Our Board of Directors, upon recommendation of the Nominations and Corporate Governance Committee, will make a determination as to whether to accept or reject the offered resignation

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Corporate Governance

within 90 days after the stockholder vote. A director whose offered resignation is under consideration will abstain from any decision or recommendation regarding the offered resignation, but will otherwise continue to serve as a director until our Board of Directors makes its determination regarding the offered resignation. We will publicly disclose our Board of Directors’ decision regarding the tendered resignation and the rationale behind the decision in a filing of a Current Report on Form 8-K with the Securities and Exchange Commission, or the SEC.

Investor Engagement

Our relationship with our stockholders is an important part of our corporate governance commitment. We meet with a broad base of investors throughout the year to discuss strategy and other important matters, including executive compensation. We consider investor feedback on emerging issues, which allows us to better understand our stockholders’ priorities and perspectives. This year-round engagement process provides us with useful input concerning our corporate strategy, including our ESG strategy, and enables us to consider developments proactively and to act responsibly.

Communications with Directors

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of American Outdoor Brands, Inc., c/o any specified individual director or directors, at the address of our executive offices set forth in this proxy statement. Any such letters will be sent to the indicated directors.

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EXECUTIVE COMPENSATION

Overview

The following tables and discussion relate to the compensation paid to or earned by Brian D. Murphy, our President and Chief Executive Officer, and our two other executive officers who were serving as executive officers on April 30, 2021, H. Andrew Fulmer, our Executive Vice President, Chief Financial Officer, and Treasurer, and Curtis R. Smith, our Chief Marketing Officer. Messrs. Murphy, Fulmer, and Smith are collectively referred to in this information statement as our “named executive officers.”

Our Board of Directors has appointed a Compensation Committee, consisting exclusively of independent directors. The charter of the Compensation Committee authorizes the Compensation Committee to determine and approve, or to make recommendations to our Board of Directors with respect to, the compensation of our Chief Executive Officer and other executive officers. Our Board of Directors has authorized the Compensation Committee to make all decisions with respect to such executive compensation. Among other things, the Compensation Committee is authorized to determine and approve the base salary of our Chief Executive Officer and other executive officers. Additionally, the Compensation Committee establishes annual cash and stock-based compensation programs for our Chief Executive Officer and other executive officers, providing our executives with variable compensation opportunities, a majority of which are based on the achievement of key operating measures, determined at the beginning of the fiscal year, tying pay to performance. Once the Compensation Committee determines key operating measures for the forthcoming fiscal year, the measures generally are not subject to material changes during the fiscal year. The Compensation Committee, with advice from its independent compensation consultant, also determines the compensation of our Board of Directors.

The following section provides compensation information pursuant to the scaled disclosure rules applicable to “emerging growth companies” under the requirements of the SEC, including reduced narrative and tabular disclosure obligations regarding executive compensation.

Our executive compensation program is comprised of base salary, annual performance-based cash incentive compensation, and stock-based compensation. In fiscal 2021, Mr. Murphy left his employment with our former parent as Co-President and Co-Chief Executive Officer to become our President and Chief Executive Officer in connection with the Separation. Upon the Separation, we assumed Mr. Murphy’s employment agreement from our former parent, pursuant to which he receives a base salary of $500,000. Mr. Fulmer’s base salary was increased to $350,000 following his appointment as our Chief Financial Officer in connection with the Separation. Upon the Separation, we established a performance-based cash incentive compensation plan for our executive officers with performance objectives based primarily on the financial results of our company, using Revenue and Adjusted EBITDAS as performance metrics, and upon the achievement of other corporate goals. The amounts earned pursuant to the performance-based cash incentive compensation plan are calculated and paid to our named executive officers in the fiscal year following when they are earned. As a result, the amounts reflected in the table below were earned pursuant to the performance-based cash incentive compensation plan of our former parent. We also intend to make annual grants of stock-based compensation to our executive officers consisting of RSUs and PSUs.  However, we did not make any annual grants to Messrs. Murphy and Fulmer, because they had already received grants from our former parent company in April 2020 and each had received an additional grant following the Separation in recognition of their efforts in connection with the Separation (“Separation Equity Award”). Before his promotion to Chief Marketing Officer, Mr. Smith received both a Separation Equity Award and annual grants of stock-based compensation, all of which are reflected in the Summary Compensation Table below.

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Executive Compensation

Fiscal 2021 Summary Compensation Table

The following table sets forth, for the fiscal years ended April 30, 2021 and 2020, information with respect to compensation for services in all capacities by our named executive officers. The compensation paid and stock-based compensation granted in fiscal 2020 and during the period in fiscal 2021 prior to the Separation were paid or granted by our former parent.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total (5)

Brian D. Murphy	2021	$500,000	$—	$1,064,258	$—	$1,000,000	$83,793	$2,648,051
President and Chief Executive Officer	2020	$359,265	$—	$643,457	$—	$275,014	$83,330	$1,361,066

H. Andrew Fulmer	2021	$350,000	$25,000	$279,363	$—	$455,000	$61,950	$1,171,313
Executive Vice President, Chief Financial Officer, and Treasurer	2020	$301,955	$—	$310,609	$—	$174,597	$31,267	$818,428

Curtis R. Smith	2021	$253,607	$—	$241,520	$—	$265,013	$48,338	$808,478
Chief Marketing Officer (6)

(1)	The amounts shown in this column, if any, represent discretionary bonuses.
(2)

The amounts shown in this column represent the grant date fair value for PSUs and RSUs granted to the named executive officers during the covered year calculated in accordance with ASC Topic 718 excluding the effect of forfeitures. The assumptions used in determining the grant date fair value of these awards are set forth in Note 12 – Stock-Based Compensation to our consolidated financial statements, which are included in its Annual Report on Form 10-K filed with the SEC for the fiscal year ended April 30, 2021.

Set forth below is the maximum value for the PSUs granted to our named executive officers during fiscal 2021 (i.e., 200% of the target award value).

Name	Stock Awards – Maximum Value of PSUs

Brian D. Murphy	$1,128,542
H. Andrew Fulmer	$296,237
Curtis R. Smith (6)	$224,309

(3)

The amounts shown in this column constitute payments made, if any, under our 2021 annual performance-based cash incentive compensation programs. These amounts were calculated and paid to our named executive officers in the fiscal year following when they were earned.

(4)	All Other Compensation consisted of the following for fiscal 2021:

Name	Car Allowance	Reimbursement for Insurance Premiums	Matching Contributions to Defined Contribution Plan	Payments Under Profit Sharing Plan (7)	Relocation Expenses	Severance Payments	Other		Total (5)

Brian D. Murphy	$18,000	$9,974	$6,605	$34,462	$14,364	$—	$388		$83,793
H. Andrew Fulmer	$10,800	$—	$8,881	$38,278	$—	$—	$3,991	(8)	$61,950
Curtis R. Smith (6)	$9,000	$—	$7,354	$31,647	$—	$—	$337		$48,338

(5)	The dollar value in this column for each named executive officer represents the sum of all compensation reflected in the previous columns.
(6)	Mr. Smith was appointed as our Chief Marketing Officer on April 29, 2021. He previously served as our Vice President of Marketing.
(7)	The dollar values in this column are subject to certain IRS Code limitations resulting in Mr. Murphy’s profit-sharing payment being lower than Mr. Fulmer’s.
(8)	Includes $3,600 for golf club membership dues paid by our former parent prior to the Separation.

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Executive Compensation

Outstanding Equity Awards at Fiscal Year-End 2021

The following table sets forth information with respect to outstanding equity awards of our company held by our named executive officers as of April 30, 2021.

	Stock Awards
		Number of Shares or Units of Stock That Have	Market Value of Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not
Name	Grant Date	Not Vested (1)	Vested (2)	Vested (1)		Vested (2)

Brian D. Murphy	04/27/2017	275(4)	$7,109	—		$—
	04/26/2018	1,625(4)	$42,006	7,200	(6)	$186,120
	04/30/2019	2,437(4)	$62,996	7,200	(6)	$186,120
	04/06/2020	11,217(4)	$289,985	22,434	(6)	$579,919
	09/08/2020	37,593(5)	$971,779	75,186	(7)	$1,943,558
H. Andrew Fulmer	06/15/2017	286(3)	$7,393	—		$—
	06/15/2018	573(3)	$14,812	—		$—
	06/15/2019	859(3)	$22,205	—		$—
	04/06/2020	4,005(4)	$103,529	8,012	(6)	$207,110
	09/08/2020	9,868(5)	$255,088	19,736	(7)	$510,176
Curtis R. Smith	11/15/2017	1,307(3)	$33,786	—		$—
	06/15/2018	2,101(3)	$54,311	—		$—
	06/15/2019	3,153(3)	$81,505	—		$—
	09/08/2020	7,472(5)	$193,151	14,944	(7)	$386,302
	10/15/2020	1,982(5)	$51,235	—		$—

(1)

For Messrs. Murphy and Fulmer, RSUs and PSUs with a grant date prior to August 24, 2020 reflect the portion of such awards for our company following the Separation.  With respect to each such award, there is also an outstanding counterpart award of our former parent.  For Mr. Smith, RSUs with a grant date prior to August 24, 2020 reflect awards that were converted from awards of our former parent to awards for shares of our common stock. For more information regarding the treatment of equity compensation awards in connection with the Separation, see Appendix B.

(2)

The market value of shares or units of stock that have not vested and unearned equity incentive plan awards is determined by multiplying the closing market price of our common stock at the end of our last completed fiscal year by the number of shares or units of stock or the amount of unearned equity incentive plan awards, as applicable.

(3)

One-fourth of the RSUs vest following each of the first, second, third, and fourth anniversaries of the date of grant, and the underlying shares of common stock are deliverable on each anniversary of the applicable vesting date.

(4)

One-fourth of the RSUs vest on May 1 following each of the first, second, third, and fourth anniversaries of the date of grant, and the underlying shares of common stock are deliverable on each anniversary of the applicable vesting date.

(5)	One-fourth of the RSUs vest and deliver following each of the first, second, third, and fourth anniversaries of the date of grant. These RSUs were granted in connection with the Separation.
(6)

These PSUs vest based on market cap performance over the approximately three-year performance period following the date of grant and are reported at the maximum level of award. Notwithstanding the maximum amounts shown in this column, the maximum number of shares that can be delivered with respect to such grants is limited to a dollar value, determined as of the vesting date, of 600% of the grant date value.

(7)

These PSUs vest based on the relative performance of our common stock against the Russell 2000, or RUT, over the approximately three-year performance period following the date of grant and are reported at the maximum level of award. Notwithstanding the maximum amounts shown in this column, the maximum number of shares that can be delivered with respect to such grants is limited to a dollar value, determined as of the vesting date, of 600% of the grant date value. These PSUs were granted in connection with the Separation.

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Executive Compensation

Retirement Plans

We maintain our Profit Sharing and Investment Plan, or 401(k) Plan, a retirement plan intended to be tax-qualified under Section 401(a) of the Code and under which 401(k), Roth, matching, and discretionary profit-sharing contributions are authorized. All profit-sharing contributions vest immediately and all matching contributions vest 50% after one year and 100% after two years. The plan covers substantially all of our employees, including our executive officers, subject to meeting applicable eligibility requirements.

Employees become eligible to make 401(k) and Roth contributions and to receive matching contributions on the first day of the month after their date of hire. Subject to certain Code limitations, the plan permits non-highly compensated employees to make 401(k) and Roth contributions of up to 100% of their eligible compensation and for the plan year ended April 30, 2021. Subject to certain Code limitations, we make discretionary matching contributions with respect to our employees’ 401(k) and Roth contributions. For the plan years ended April 30, 2021 and 2020, we made matching contributions equal to 50% of participants’ 401(k) and Roth contributions, up to 6% of their eligible compensation.

Employees become eligible to receive profit sharing contributions on the first day of the plan year subsequent to the date on which they complete one year of eligible service and must be employed on the last day of the plan year, in order to receive a profit-sharing contribution, if any, for that plan year. For the fiscal year ended April 30, 2021, we made profit sharing contributions equal to approximately 7.3% of the operating profit of our company. Operating profit under the plan is defined as income before interest and state and federal income taxes. Profit sharing contributions are allocated to eligible participants in proportion to their eligible compensation (subject to certain Code limitations).

PENSION BENEFITS

We do not offer any defined benefit pension plan to any of our executive officers.

Employment Agreements and Severance Arrangements with Our Named Executive Officers

EMPLOYMENT AGREEMENT WITH MR. MURPHY

Under the terms of the employment agreement with Mr. Murphy, he is entitled to an annual base salary of $500,000 (subject to annual review by our Board of Directors or a committee thereof). Mr. Murphy is also eligible to participate in our executive compensation programs, to receive a discretionary annual bonus as determined by our Board of Directors or a committee thereof, and to receive annual and periodic stock-based compensation awards as determined by our Board of Directors or a committee thereof. Mr. Murphy is entitled to receive other standard benefits, including participation in any group insurance, pension, retirement, vacation, expense reimbursement, relocation program, and other plans, programs, and benefits approved by our Board of Directors or a committee thereof and made available from time to time to our other executive employees; and certain insurance benefits (including the reimbursement of reasonable insurance premiums for a key person term-insurance policy on the life of Mr. Murphy with beneficiaries selected by Mr. Murphy).

If we unilaterally terminate Mr. Murphy’s employment without cause, Mr. Murphy will receive (i) his base salary for a period of 18 months after such termination; (ii) a pro rata portion of his annual cash bonus for the fiscal year in which the termination occurs to the extent earned under the then applicable executive annual cash incentive program; (iii) at our option, either (x) coverage under our medical plan to the extent provided for Mr. Murphy pursuant to the employment agreement at the termination, such benefits to be received for a period of 18 months after the termination, or (y) reimbursement for the COBRA premium for such coverage through the earlier of such 18-month period or the COBRA eligibility period; and (iv) a vested pro rata portion of stock-based awards scheduled to vest in the fiscal year of the termination.

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If Mr. Murphy’s employment is terminated by reason of his death or disability, if Mr. Murphy unilaterally terminates his employment without cause, or if Mr. Murphy engages in an act or acts involving a crime, moral turpitude, fraud, or dishonesty, or he willfully violates in a material respect our corporate governance guidelines, code of conduct, or code of ethics for the chief executive officer and senior financial officers, Mr. Murphy shall receive no further compensation under the employment agreement.

If Mr. Murphy’s employment is terminated by reason of his death or disability, if we unilaterally terminate Mr. Murphy’s employment without cause, or if Mr. Murphy voluntarily terminates his employment following a qualifying change in control event as described below, the employment agreement provides that he will receive, for the fiscal year of the notice of termination, any earned bonus, on a pro-rated basis, based on the performance goals actually achieved for the fiscal year of the notice of termination, as determined in the sole discretion of our Board of Directors or a committee thereof, at the time such bonuses are paid to our other employees.

The employment agreement provides that, in the event of a change in control of our company (as defined in the employment agreement), Mr. Murphy may, at his option and upon written notice to us, terminate his employment, unless (i) the provisions of the employment agreement remain in full force and effect and (ii) Mr. Murphy suffers no reduction in his status, duties, authority, or compensation following the change in control, provided that Mr. Murphy will be considered to suffer a reduction in his status, duties, or authority if, after the change in control, (a) he is not the chief executive officer of the company that succeeds to our business; (b) such company’s stock is not listed on a national stock exchange; or (c) such company terminates Mr. Murphy’s employment or reduces his status, duties, authority, or compensation within one year of the change in control. If Mr. Murphy terminates his employment due to a change in control following which the employment agreement does not remain in full force and effect or his status, duties, authority, or compensation have been reduced, he will receive (A) his base salary for a period of 18 months after such termination; (B) an amount equal to 150% of the average of his cash bonus paid for each of the two fiscal years immediately preceding his termination, which will be paid over the 18-month period after such termination; and (C) at our option, either (x) coverage under our medical plan to the extent provided for him at the date of termination for a period equal to 18 months after such termination or (y) reimbursement for the COBRA premium for such coverage through the earlier of such 18-month period or the COBRA eligibility period. In addition, all unvested stock-based compensation held by Mr. Murphy in his capacity as an employee on the effective date of the termination will vest as of the effective date of such termination.

The employment agreement further prohibits Mr. Murphy from competing with us for a period equal to 18 months following the termination of his employment with us, regardless of the reason therefor, in any state or other geographical area in which we sell products or provide services during Mr. Murphy’s employment with us. The employment agreement also prohibits Mr. Murphy from soliciting, seeking to hire, or hiring any person or persons who is employed by or was employed by us within 12 months of Mr. Murphy’s termination of his employment for a period equal to 18 months following the termination of his employment with us.

EXECUTIVE SEVERANCE PAY PLAN

The Executive Severance Pay Plan, which we refer to as the Executive Severance Plan, is in effect for the benefit of any officer of our company or any officer of an affiliate that is selected by the plan administrator (which is the Compensation Committee) in its sole and absolute discretion.

Pursuant to the Executive Severance Plan, if we terminate a participating executive without Good Cause (other than due to death or disability) or a participating executive resigns for Good Reason (each as defined in the Executive Severance Plan), he or she will be eligible to receive the following payments and benefits, subject to the terms and conditions set out the Executive Severance Plan: (a) the participating executive’s base salary for a period of the greater of (i) 26 weeks or (ii) the period designated for the participating executive by the administrator, in each case following the effective date of such termination or resignation; (b) a portion of the participating executive’s annual cash bonus for the fiscal year in which the  termination

2021 Proxy Statement I 25

Executive Compensation

occurs to the extent earned under the then applicable Executive Annual Cash Incentive Program in which the participating executive participates, such amount to be calculated based on the amount that would have been paid for such fiscal year in the absence of the termination multiplied by the fraction, the numerator of which is the number of days in such fiscal year prior to the effective date of the termination and the denominator of which is 360 and such amount to be paid in accordance with the provisions of such Executive Severance Plan; and (c) in the event the participating executive elects such coverage, reimbursement for the cost of continuation coverage pursuant to COBRA during the period described in (a) above for the participating executive and his or her eligible dependents.

In addition, pursuant to the Executive Severance Plan, if we terminate a participating executive during a Potential Change in Control Protection Period or Change in Control Protection Period without Good Cause (other than due to death or disability) or a participating executive resigns following an Adverse Change in Control Effect (each as defined in the Executive Severance Plan), he or she will be eligible to receive the following payments and benefits, subject to the terms and conditions set out in the Executive Severance Plan: (a) the participating executive’s base salary for a period of the greater of (i) 52 weeks or (ii) the period designated for the participating executive by the administrator, in each case following the effective date of such termination or resignation; (b) a lump sum cash payment equal to the average of the cash bonus paid to the participating executive for each of the two fiscal years immediately preceding the termination or resignation; (c) all unvested equity-based compensation held by the participating executive at the time of the termination or resignation that was granted to the participating executive in his or her capacity as an employee after the effective date of the Executive Severance Plan will vest as of the effective date of such termination or resignation; and (d) in the event the participating executive elects such coverage, reimbursement for the cost of continuation coverage pursuant to COBRA during the period described in (a) above for the participating executive and his or her eligible dependents.

Our obligations under the Executive Severance Plan are contingent upon (i) the participating executive executing (and not revoking during any applicable revocation period) and not violating any provision of a valid and enforceable full and unconditional release of all claims against us or any of our affiliates, and (ii) the participating executive’s full compliance with any and all non-competition, non-solicitation, and similar agreements by which the participating executive was bound as of the effective date of his or her termination or resignation.

In addition, the Executive Severance Plan restricts the participating executive from (i) competing with us within the Restricted Territory (as defined in the Executive Severance Plan) during his or her employment with us and for the period equal to the longer of six months after the termination of his or her employment, or the period during which he or she receives cash severance pursuant to the Executive Severance Plan, and (ii) soliciting for employment, seeking to hire, or hiring any person or persons who is employed by or was employed by us within 12 months of the termination of the participating executive’s employment for the purpose of having any such person engage in services that are the same as or similar or related to the services that such person provided for us for a period of 12 months after the termination of his or her employment. The Executive Severance Plan requires the participating executive to (i) maintain in strict secrecy all Confidential Information (as defined in the Executive Severance Plan) obtained by the participating executive in the course of his or her employment; (ii) return to us, upon the termination of his or her employment, books, records, papers, equipment, and all other materials that may contain Confidential Information relating to our business; and (iii) disclose promptly to us all ideas, designs, processes, and improvements relating to our business conceived during his or her employment with our company or within six months thereafter.

2020 Employee Stock Purchase Plan

Our 2020 Employee Stock Purchase Plan is intended to provide our employees with an opportunity to acquire a proprietary interest in our company through the purchase of shares of our common stock through accumulated voluntary payroll deductions, thereby enhancing employee interest in our continued success. The plan was adopted by our Board of Directors, and approved by our sole stockholder, in August 2020.

26 I 2021 Proxy Statement

Executive Compensation

The number of shares of our common stock available for sale under our 2020 Employee Stock Purchase Plan is equal to 419,253 shares, plus the lesser of (i) 1% of the number of shares of our common stock outstanding as of the end of each of our fiscal years or (ii) such number of shares as determined by our Board of Directors or a board committee designated by our Board of Directors. The plan is currently administered by our Board of Directors. Under the plan’s terms, however, our Board of Directors may appoint a committee to administer the plan, which we refer to as the Plan Committee. The plan grants broad authority to our Board of Directors or the Plan Committee to administer and interpret the plan.

The plan permits eligible employees to authorize payroll deductions that will be utilized to purchase shares of our common stock during a series of consecutive 12-month offering periods, with two six-month purchase or exercise periods within the offering periods. Employees may purchase shares of common stock pursuant to the plan at a favorable price and possibly with favorable tax consequences. All employees of our company or of those subsidiaries, designated by our Board of Directors, who are regularly scheduled to work at least 20 hours per week for more than five months per calendar year, are eligible to participate in the plan. However, an employee will not be granted an option under the plan if immediately after the grant, such employee would own common stock, including outstanding options to purchase common stock under the plan, possessing 5% or more of the total combined voting power or value of our common stock, or participation in the plan would permit such employee’s rights to purchase our common stock under all of our employee stock purchase plans to exceed $25,000 in fair market value (determined at the time the option is granted) of our common stock for each calendar year in which such option is outstanding.

The plan is implemented in a series of successive offering periods, each with a maximum duration of 12 months. If the fair market value per share of our common stock on any purchase date is less than the fair market value per share on the start date of a 12-month offering period, then that offering period will automatically terminate, and a new 12-month offering period will begin on the next business day. Each offering period will begin on the April 1 or October 1, as applicable, immediately following the end of the previous offering period.

Upon enrollment in the plan, the participant authorizes a payroll deduction, on an after-tax basis, in an amount of not less than 1% and not more than 20% (or such greater percentage as the Plan Committee may establish from time to time before the first day of an offering period) of the participant’s eligible compensation on each payroll date. Unless the participant withdraws from the plan, the participant’s option for the purchase of shares will be exercised automatically on each exercise date, and the maximum number of full shares subject to the option will be purchased for the participant at the applicable exercise price with the accumulated plan contributions then credited to the participant’s account under the plan. To the extent necessary to comply with Section 423 of the Code, the Plan Committee may reduce a participant’s payroll deduction percentage to 0% at such time during any purchase period scheduled to end during the current calendar year when the participant’s aggregate payroll deductions for the calendar year exceeds $25,000 multiplied by the applicable percentage (i.e., 85%).

Under the plan, the maximum number of shares that a participant may purchase during any exercise period is 2,500 shares. In addition, the IRS has established a calendar year maximum purchase equal to a total value of $25,000 in shares, based on the fair market value on the first day of the exercise period. A participant will have no interest or voting right in shares of our common stock covered by the participant’s option until such option has been exercised. No interest is paid on funds withheld, and those funds are used by our company for general operating purposes.

The plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options, and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends. If our company dissolves or liquidates, the offering period will terminate immediately prior to the consummation of that action, unless otherwise provided by the Plan Committee. In the event of a merger or a sale of all or substantially all of our company’s assets, each option under the plan will be assumed or an equivalent option substituted by the successor corporation, unless the Plan Committee, in its sole discretion, accelerates the date on which the options may be exercised.

2021 Proxy Statement I 27

Executive Compensation

The plan will remain in effect until the earliest of (a) the exercise date that participants become entitled to purchase a number of shares greater than the number of reserved shares available for purchase under the plan, (b) such date as is determined by the Board of Directors in its discretion, or (c) August 21, 2030.

The Board of Directors or the Plan Committee may amend the plan at any time, provided that such amendment may not adversely affect the rights of any participant with respect to previously granted options and the plan may not be amended if such amendment would in any way cause rights issued under the plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation, the Board of Directors will obtain stockholder approval for an amendment.

Our stockholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the plan. If any option granted under the plan expires or terminates for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the plan.

2020 Incentive Compensation Plan

Our 2020 Incentive Stock Plan was adopted by our Board of Directors, and approved by our sole stockholder, in August 2020. The plan is designed to assist our company and our subsidiaries and other designated affiliates, which we refer to as Related Entities, in attracting, motivating, retaining (including through designated retention awards), and rewarding high-quality executives, employees, officers, directors, and individual consultants who provide services to our company or our Related Entities, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Under the plan, we may grant stock options, SARs, restricted stock, RSUs, shares granted as a bonus or in lieu of another award, dividend equivalents, and other stock-based awards or performance awards. The persons eligible to receive awards under the plan consist of officers, directors, employees, and consultants of our company who are natural persons providing bona fide services to our company or any of our Related Entities and whose services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for shares of our common stock. The material features of the plan are outlined below.

Shares available for awards; adjustments. The aggregate number of shares of common stock available for issuance under the plan is 1,397,510 shares, plus the lesser of (i) 2% of the number of shares outstanding as of the end of each of our fiscal years or (ii) such lesser number of shares as the Compensation Committee may determine. We expect any shares that are subject to an award under the plan will be counted against this limit as one share for every one share granted.

If any shares subject to (i) any award under the plan, or after the effective date of the plan are forfeited, expire, or otherwise terminate without issuance of such shares, (ii) any shares subject to any award that are withheld to satisfy the applicable withholding taxes resulting from the grant, exercise, and/or vesting of such award, or (iii) any award under the plan that could have been settled with shares is settled for cash or otherwise does not result in the issuance of all or a portion of the shares, the shares to which those awards were subject, will, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for delivery with respect to awards under the plan.

Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share.

28 I 2021 Proxy Statement

Executive Compensation

The administrator of the plan is authorized to adjust the limitations on the number of shares of common stock available for issuance under the plan and the individual limitations on the amount of certain awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and will adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that any extraordinary dividend or other distribution (whether in cash, shares of common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate.

Administration. The plan is to be administered by the Compensation Committee of our Board of Directors; except, if our Board of Directors fails to designate a Compensation Committee or if there are no longer any members on the Compensation Committee so designated by our Board of Directors, or for any other reason determined by our Board of Directors, then our Board of Directors will serve as the committee. Subject to the terms of the plan, our Compensation Committee is authorized to select eligible persons to receive awards, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the plan, construe and interpret the plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as our Compensation Committee may deem necessary or advisable for the administration of the plan.

Stock options and stock appreciation rights. Our Compensation Committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by our Compensation Committee, provided that the exercise price per share of an option and the grant price per share of a SAR will be no less than 100% of the fair market value of a share of our common stock on the date such option or SAR is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of our company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of our common stock on the date such ISO is granted.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by our Compensation Committee, except that no option or SAR may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and SARs are determined by our Compensation Committee. Our Compensation Committee, thus, has the discretion to permit the exercise price of options awarded under the plan to be paid in cash, shares, other awards or other property (including loans to participants).

Restricted stock. Our Compensation Committee is authorized to grant restricted stock. Restricted stock is a grant of shares of our common stock, which are subject to such risks of forfeiture and other restrictions as our Compensation Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of our company (including voting and dividend rights), unless otherwise determined by our Compensation Committee.

2021 Proxy Statement I 29

Executive Compensation

Restricted stock units. Our Compensation Committee is authorized to grant restricted stock units, or RSUs. An award of RSUs confers upon a participant the right to receive shares of our common stock or cash equal to the fair market value of the specified number of shares covered by the RSUs at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as our Compensation Committee may impose. Prior to settlement, an award of RSUs carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted.

Dividend equivalents. Our Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted in connection with another award (other than stock options and SARs), may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards, or otherwise as specified by our Compensation Committee.

Shares granted as a bonus or in lieu of another award. Our Compensation Committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of our common stock or other awards authorized under the plan in lieu of our obligations to pay cash under the plan or other plans or compensatory arrangements.

Other stock-based awards. Our Compensation Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Our Compensation Committee determines the terms and conditions of such awards.

Performance awards. Our Compensation Committee is authorized to grant performance awards to participants on terms and conditions established by our Compensation Committee. performance criteria to be achieved during any performance period and the length of the performance period will be determined by our Compensation Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares of our common stock or other property, or any combination thereof, as determined by our Compensation Committee.

Other terms of awards. Awards may be settled in the form of cash, shares of our common stock, other awards, or other property, in the discretion of our Compensation Committee. Our Compensation Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as our Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. Our Compensation Committee is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the plan. Our Compensation Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that our Compensation Committee may, in its discretion, permit transfers subject to any terms and conditions our Compensation Committee may impose thereon.

Acceleration of vesting; change in control. Subject to certain limitations contained in the plan, including those described in the following paragraph, our Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of our company, as defined in the plan, any restrictions, deferral of

30 I 2021 Proxy Statement

Executive Compensation

settlement, and forfeiture conditions applicable to an award will not lapse, and any performance goals and conditions applicable to an award will not be deemed to have been met, as of the time of the change in control, unless either (i) we are the surviving entity in the change in control and the award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company does not assume or substitute for the applicable award, as determined in accordance with the terms of the plan. In the event of a change in control and either, (i) we are the surviving entity in the change in control and the award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company does not assume or substitute for the applicable award, as determined in accordance with the terms of the plan, the applicable award agreement may provide that any restrictions, deferral of settlement, and forfeiture conditions applicable to an award will lapse, and any performance goals and conditions applicable to an award shall be deemed to have been met, as of the time of the change in control. If the award continues to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or the successor company assumes or substitutes for the applicable award, as determined in accordance with the plan, the applicable award agreement may provide that with respect to each award held by such participant at the time of the change in control, in the event a participant’s employment is terminated without “cause” by our company or any Related Entity or by such successor company or by the participant for “good reason,” as those terms are defined in the plan, within 24 months following such change in control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such award will lapse, and any performance goals and conditions applicable to each such award will be deemed to have been met, as of the date on which the participant’s employment is terminated.

Amendment and termination. Our Board of Directors may amend, alter, suspend, discontinue, or terminate the plan or our Compensation Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted; provided that, except as otherwise permitted by the plan or an award agreement, without the consent of an affected participant, no such action by our Board of Directors may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding award. The plan will terminate at the earliest of (i) such time as no shares of common stock remain available for issuance under the plan, (ii) termination of the plan by our Board of Directors, or (iii) the tenth anniversary of the effective date of the plan.

2021 Proxy Statement I 31

director compensation

The following table sets forth, for the fiscal year ended April 30, 2021, the compensation paid to each of our non-employee directors. For the fiscal year ended April 30, 2021, all non-employee director retainers and other fees were pro-rated to reflect the partial-year service period occurring following the Separation on August 24, 2020.

Name (1)	Fees Earned or Paid in Cash	Stock Awards (2)	All Other Compensation	Total

Barry M. Monheit	$82,333	$169,974	$—	$252,307
Mary E. Gallagher	$63,333	$169,974	$—	$233,307
Gregory J. Gluchowski, Jr.	$74,000	$169,974	$—	$243,974
I. Marie Wadecki	$74,000	$169,974	$—	$243,974

(1)

As of April 30, 2021, each of the non-employee directors had the following number of stock awards outstanding, which represent undelivered shares underlying vested RSUs: Mr. Monheit (4,363); Ms. Gallagher (0); Mr. Gluchowski (3,613); and Ms. Wadecki (3,613).

(2)

The amounts shown in this column represent the grant date fair value for stock awards granted to the directors calculated in accordance with ASC Topic 718. The assumptions used in determining the grant date fair value of these awards are set forth in Note 12 – Stock-Based Compensation to our consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended April 30, 2021. The amounts shown in this column for each non-employee director represent an annual award with a grant date fair value of $84,987 and an award, granted in connection with the Separation, with a grant date fair value of $84,987.

We currently pay each non-employee director an annual retainer in the amount of $70,000. We also pay additional sums to our Chairman of the Board, Chairs of our Board Committees, and members of our Board Committees as follows:

Chairman of the Board	$37,500
Chair, Audit Committee	$25,000
Chair, Compensation Committee	$25,000
Chair, Nominations and Corporate Governance Committee	$25,000
Non-Chair Audit Committee Members	$8,000
Non-Chair Compensation Committee Members	$5,000
Non-Chair Nominations and Corporate Governance Committee Members	$5,000

In addition, each member of the Audit Committee receives an additional $1,500 per Audit Committee meeting attended in excess of seven meetings per year; each member of the Compensation Committee receives an additional $1,500 per Compensation Committee meeting attended in excess of six meetings per year; and each member of the Nominations and Corporate Governance Committee receives an additional $1,500 per Nominations and Corporate Governance Committee meeting attended in excess of four meetings per year. We also reimburse each director for travel and related expenses incurred in connection with attendance at Board of Director and committee meetings. Employees who also serve as directors receive no additional compensation for their services as a director.

Each non-employee director receives a stock-based grant to acquire shares of our common stock on the date of his or her first appointment or election to our Board of Directors. Each non-employee director also receives a stock-based grant at the meeting of our Board of Directors held immediately following our annual meeting of stockholders for that year.

32 I 2021 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our equity compensation plans as of April 30, 2021.

Plan Category	(a) Number of Securities to be Issued Upon Delivery of Shares for Restricted Stock Units	(b) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(c) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (1)	(d) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)

Equity Compensation Plans Approved by Stockholders	427,919	2,500	$2.50	1,542,496
Equity Compensation Plans Not Approved by Stockholders	—	—	—	—
Total	427,919	2,500	$2.50	1,542,496

(1)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price.
(2)

Under our 2020 Incentive Compensation Plan, an aggregate of 1,397,510 shares of our common stock was authorized for issuance pursuant to awards granted under such plan. The number of available shares will be increased by the number of shares with respect to which awards previously granted under such plan are terminated without being exercised, expire, are forfeited or cancelled, do not vest, or are surrendered in payment of any awards or any tax withholding with respect thereto. As of April 30, 2021, the aggregate number of shares of our common stock available for issuance pursuant to awards under the 2020 Incentive Compensation Plan was 1,158,190. Our 2020 Employee Stock Purchase Plan authorizes the sale of up to 419,253 shares of our common stock to employees. As of April 30, 2021, there were 384,306 shares of common stock reserved for issuance under our 2020 Employee Stock Purchase Plan.

2021 Proxy Statement I 33

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee, consisting of three independent directors. All of the members of the Audit Committee are “independent” of our company and management, as independence is defined in applicable Nasdaq and SEC rules.

The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of our company’s independent registered public accountant. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of the Board of Directors.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent registered public accountant. The committee discussed with the independent registered public accountant the matters required to be discussed by the Public Company Accounting Oversight Board. This included a discussion of the independent registered public accountant’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent registered public accountant written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the committee concerning independence. The committee also discussed with the independent registered public accountant their independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent registered public accountant.

The committee discussed with the independent registered public accountant the overall scope and plans for its audit. The committee met with the independent registered public accountant, with and without management present, to discuss the results of the examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The committee held five meetings during the fiscal year ended April 30, 2021.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended April 30, 2021 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

Mary E. Gallagher, Chair

Gregory J. Gluchowski, Jr.

I. Marie Wadecki

34 I 2021 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10 percent stockholders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such reports received by us during the fiscal year ended April 30, 2021, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

2021 Proxy Statement I 35

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares as of August 10, 2021 by (1) each director, nominee for director, and named executive officer of our company, (2) all directors and executive officers of our company as a group, and (3) each person known by us to own more than 5% of our common stock.

Name of Beneficial Owner (1)	Number of Shares (2)		Percent (2)

Directors and Executive Officers:
Brian D. Murphy	38,331	(3)	*
H. Andrew Fulmer	25,926	(4)	*
Curtis R. Smith	9,299	(5)	*
Barry M. Monheit	38,308	(6)	*
Mary E. Gallagher	12,780	(7)	-
Gregory J. Gluchowski, Jr.	36,744	(8)	*
I. Marie Wadecki	29,918	(9)	*
All directors and executive officers as a group (7 persons)	191,306	(10)	*
Other significant stockholders:
Dimensional Fund Advisors	1,145,908	(11)	8.2%
BlackRock, Inc.	977,600	(12)	7.0%
The Vanguard Group	854,612	(13)	6.1%

*	Percentage of ownership of less than one percent.
(1)

Except as otherwise indicated, each person named in the table has the sole voting and investment power with respect to all common stock beneficially owned, subject to applicable community property law. Except as otherwise indicated, each person may be reached as follows: c/o American Outdoor Brands, Inc., 1800 North Route Z, Suite A, Columbia, Missouri 65202.

(2)

The number of shares beneficially owned by each person or entity is determined under the rules promulgated by the SEC taking into effect shares underlying RSUs and PSUs that have or will have vested, but are not deliverable, within 60 days of August 10, 2021. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. The number of shares shown includes, when applicable, shares owned of record by the identified person’s minor children and spouse and by other related individuals and entities over whose shares such person has custody, voting control, or power of disposition. The percentages shown are calculated based on 14,103,897 shares outstanding on August 10, 2021. The numbers and percentages shown include shares actually owned on August 10, 2021, shares that the identified person or group had the right to acquire within 60 days of such date, and shares underlying RSUs and PSUs that have or will have vested, but are not deliverable, within 60 days of such date. In calculating the percentage of ownership, all shares that the identified person or group had the right to acquire within 60 days of August 10, 2021 upon the exercise of options or the delivery of RSUs and PSUs and all shares underlying RSUs and PSUs that have or

36 I 2021 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

will have vested, but are not deliverable, within 60 days of August 10, 2021 are deemed to be outstanding for the purpose of computing the percentage of shares owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares stock owned by any other person or group.

(3)

Includes (a) 12,914 shares underlying RSUs that have vested but are not deliverable within 60 days of August 10, 2021; and (b) 9,398 shares underlying RSUs that will vest and are deliverable within 60 days of August 10, 2021.

(4)

Includes (a) 3,734 shares underlying RSUs that have vested but are not deliverable within 60 days of August 10, 2021; and (b) 2,467 shares underlying RSUs that will vest and are deliverable within 60 days of August 10, 2021.

(5)

Includes (a) 3,317 shares underlying RSUs that have vested but are not deliverable within 60 days of August 10, 2021; and (b) 1,868 shares underlying RSUs that will vest and are deliverable within 60 days of August 10, 2021.

(6)

Includes (a) 4,679 shares underlying RSUs that have or will vest and are deliverable within 60 days of August 10, 2021; and (b) 750 shares underlying RSUs that have vested but the delivery of which is deferred until retirement from the Board. The shares are held by Barry M. Monheit, Trustee, SEP PROP Monheit Family Trust U/A Dtd 7/16/2002.

(7)	Includes 1,066 shares underlying RSUs that will vest and are deliverable within 60 days of August 10, 2021.
(8)	Includes 4,679 shares underlying RSUs that have vested or will vest and are deliverable within 60 days of August 10, 2021.
(9)	Includes 4,679 shares underlying RSUs that have vested or will vest and are deliverable within 60 days of August 10, 2021.
(10)

Includes (a) 19,965 shares underlying RSUs that have vested but are not deliverable within 60 days of August 10, 2021; (b) 28,836 shares underlying RSUs that have vested or will vest and are deliverable within 60 days of the record date; and (c) 750 shares underlying RSUs that have vested but the delivery of which is deferred until retirement from the Board.

(11)

Based on the statement on Schedule 13G filed with the SEC on February 16, 2021, Dimensional Fund Advisors LP has sole voting power over 1,103,475 shares and sole dispositive power over 1,145,908 shares. The address of Dimensional Fund Advisors LP is Building One 6300 Bee Cave Road, Austin, TX 78746.

(12)

Based on the statement on Schedule 13G filed with the SEC on February 2, 2021, BlackRock, Inc. has sole voting power over 972,623 shares and sole dispositive power over 977,600 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(13)

Based on the statement on Schedule 13G filed with the SEC on February 10, 2021, The Vanguard Group has shared voting power over 9,247 shares, sole dispositive power over 840,744 shares, and shared dispositive power over 13,868 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

2021 Proxy Statement I 37

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Procedures for Approval of Related Person Transactions

Unless delegated to the Compensation Committee by our Board of Directors, the Audit Committee charter requires the Audit Committee to review and approve all related party transactions and review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with executive officers of our company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to employees made or guaranteed by our company. We have a policy that we will not enter into any such transaction unless the transaction is determined by our disinterested directors to be fair to us or is approved by our disinterested directors or by our stockholders. Any determination by our disinterested directors is based on a review of the particular transaction, applicable laws and regulations, policies of our company (including those set forth above under “Corporate Governance” or published on our website), and the listing standards of Nasdaq. As appropriate, the disinterested directors of the applicable committees of the Board of Directors shall consult with our legal counsel or internal auditor.

Indemnification Agreements

Our company has entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by applicable law, for certain liabilities to which they may become subject as a result of their affiliation with our company.

The Separation and Relationship with Our Former Parent

On August 24, 2020, or the Distribution Date, the previously announced spin-off to our company of the outdoor products and accessories business; or the Separation, of our former parent company, Smith & Wesson Brands, Inc., was completed.  As a result of the Separation, we became an independent, publicly traded company holding the former outdoor products and accessories business of our former parent.  The Separation was completed by way of pro rata distribution of all the outstanding shares of our common stock owned by our former parent to the stockholders of our former parent, or the Distribution.

In connection with the Separation, we entered into a Separation and Distribution Agreement and several other agreements with our former parent to effect the Separation and provide a framework for our relationship with our former parent after the Separation. These agreements provided for the allocation between us and our subsidiaries, on the one hand, and our former parent and its subsidiaries on the other hand, of the assets, liabilities, legal entities, and obligations associated with our business, on the one hand, and our former parent’s firearm business, on the other hand, and governs the relationship between our

38 I 2021 Proxy Statement

Certain Relationships and Related Person Transactions

company and our subsidiaries, on the one hand, and our former parent and its subsidiaries, on the other hand, subsequent to the Separation (including with respect to transition services, employee matters, intellectual property matters, tax matters, and certain other commercial relationships).

SEPARATION AND DISTRIBUTION AGREEMENT

The Separation and Distribution Agreement governs the overall terms of the Separation. Generally, the Separation and Distribution Agreement includes our former parent’s and our agreements relating to the internal restructuring steps taken to complete the Separation, including the assets, legal entities, and rights transferred, liabilities assumed, and related matters.

The Separation and Distribution Agreement provided, as applicable, for our former parent and us to transfer specified assets between the companies that operate our outdoor products and accessories business, on the one hand, and our former parent’s firearm business, on the other hand, after the Distribution Date. The determination of the assets transferred between the companies was made by our former parent in its sole discretion. The Separation and Distribution Agreement required our former parent and us to use reasonable efforts to obtain consents, approvals, and amendments required to assign the assets, legal entities, and liabilities that were transferred pursuant to the Separation and Distribution Agreement.

Unless otherwise provided in the Separation and Distribution Agreement or any of the related ancillary agreements, all assets were transferred on an “as is, where is” basis. Generally, if the transfer of any assets or any claim or right or benefit arising thereunder required a consent that was not obtained before the Distribution, or if the transfer or assignment of any such asset or such claim or right or benefit arising thereunder would be ineffective or would adversely affect the rights of the transferor thereunder so that the intended transferee would not in fact receive all such rights, the party retaining any asset that otherwise would have been transferred will hold such asset in trust for the use and benefit of the party entitled thereto and retain such liability for the account of the party by whom such liability is to be assumed, and take such other action as may be reasonably requested by the party to which such asset is to be transferred, or by whom such liability is to be assumed, as the case may be, in order to place such party, insofar as reasonably possible, in the same position as would have existed had such asset or liability been transferred prior to the consummation of the Distribution.

In addition, the Separation and Distribution Agreement governs the treatment of indemnification, insurance, and litigation responsibility and management of our outdoor products and accessories business, on the one hand, and our former parent’s firearm business, on the other hand, after the Distribution Date. Generally, the Separation and Distribution Agreement provides for uncapped cross-indemnities primarily designed to place financial responsibility for the obligations and liabilities of our business with us and financial responsibility for the obligations and liabilities of our former parent’s firearm business with our former parent, in either case after applicable insurance coverage (which generally are occurrence policies) intended to cover such obligations and liabilities and whether incurred prior to, on, or after the Distribution Date.  We and our former parent each agreed to indemnify the other for any liabilities caused by a material misstatement or omission in materials supplied by one of us to the other for inclusion in our information statement regarding the business, operations, financial results, stockholder communications, risks, management, management compensation levels, and stock ownership of the applicable company. The Separation and Distribution Agreement also established procedures for handling claims subject to indemnification and related matters.

TAX MATTERS AGREEMENT

In connection with the Separation, we and our former parent entered into a Tax Matters Agreement that governs the parties’ respective rights, responsibilities, and obligations with respect to taxes, including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of the failure of the transfer and the Distribution to qualify for tax-free treatment for U.S. federal income tax purposes. The Tax Matters Agreement also sets forth the respective obligations of the parties with respect to the filing of tax returns, the administration of tax contests, and assistance and cooperation on tax matters.

2021 Proxy Statement I 39

Certain Relationships and Related Person Transactions

In general, the Tax Matters Agreement goversn the rights and obligations that we and our former parent have after the Separation with respect to taxes for both pre- and post-closing periods. Under the Tax Matters Agreement, we are generally responsible for (i) any of our taxes for all periods prior to and after the Distribution and (ii) any taxes of our former parent for periods prior to the Distribution to the extent attributable to the outdoor products and accessories business. Our former parent is generally responsible for any of the taxes of our former parent other than taxes for which we are responsible.

The Tax Matters Agreement further provides as follows:

•

without duplication of our obligations described in the prior paragraph, we will generally indemnify our former parent against (i) taxes arising in the ordinary course of business for which we are responsible under the Tax Matters Agreement (as described above), (ii) any liability or damage resulting from a breach by us or any of our affiliates of a covenant or representation made in the Tax Matters Agreement, and (iii) any event (or series of events) involving our capital stock that, in either case, would result in the failure of the transfer and the Distribution to qualify for tax-free treatment for U.S. federal income tax purposes; and

•	our former will indemnify us against any taxes of our former parent other than taxes for which we are responsible.

In addition to the indemnification obligations described above, the indemnifying party will generally be required to indemnify the indemnified party against any interest, penalties, additions to tax, losses, assessments, settlements, or judgments arising out of or incident to the event giving rise to the indemnification obligation, along with costs incurred in any related contest or proceeding.

The Tax Matters Agreement also generally prohibits us and our affiliates from taking certain actions that could cause the transfer and the Distribution to fail to qualify for their intended tax treatment, including the following:

•

during the two-year period following the Distribution Date (or otherwise pursuant to a “plan” within the meaning of Section 355(e) of the Code), we may not cause or permit certain business combinations or transactions to occur;

•	during the two-year period following the Distribution Date, we may not discontinue the active conduct of our business (within the meaning of Section 355(b)(2) of the Code);
•	during the two-year period following the Distribution Date, we may not liquidate or merge, consolidate, or amalgamate with any other person;
•

during the two-year period following the Distribution Date, we may not sell or otherwise dispose of more than 30% of our consolidated gross assets or more than 30% of the gross assets of our outdoor products and accessories business;

•

during the two-year period following the Distribution Date, we may not purchase any of our common stock, other than pursuant to certain open-market repurchases of less than 20% of our common stock (in the aggregate);

•

during the two-year period following the Distribution Date, we may not amend our certificate of incorporation (or other organizational documents) or take any other action affecting the voting rights of our common stock; and

•

more generally, we may not take any action that could reasonably be expected to cause the transfer and the Distribution to fail to qualify as tax-free transactions for U.S. federal income tax purposes.

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Certain Relationships and Related Person Transactions

In the event that the transfer and the Distribution fail to qualify for their intended tax treatment, in whole or in part, and our former parent is subject to tax as a result of such failure, the Tax Matters Agreement will determine whether our former parent must be indemnified for any such tax by us. As a general matter, under the terms of the Tax Matters Agreement (as described above), we are required to indemnify our former parent for any tax-related losses in connection with the transfer and the Distribution as a result of any action by us or any of our subsidiaries following the Separation. Therefore, in the event that the transfer or the Distribution fails to qualify for its intended tax treatment due to any action by us or any of our subsidiaries (including the prohibited actions described above), we will generally be required to indemnify our former parent for the resulting taxes.

Transition Services Agreement

The Transition Services Agreement sets forth the terms on which our former parent provides to us and we provide to our former parent on a transitional basis, certain services or functions that the companies historically have shared. Transition services include various information technology, finance, human resources, compliance, legal, security, and other support services. The Transition Services Agreement provides for the provision of the specified transition services, generally for a period of up to two years following the Distribution Date. Compensation for transition services is determined using an internal cost allocation methodology based on fully burdened cost such that the party providing the services has neither a profit nor a loss from the provision of such services as calculated under GAAP; provided, however, that for a two-year transition period, during which the parties will work together to refine the warehouse configuration of warehouse space subleased by our former parent to us to improve operating efficiencies, we will receive a credit against the cost of any services provided by our former parent to us under the Transition Services Agreement to offset the higher fixed operating expenses we will incur until the warehouse re-configuration is complete.

Employee Matters Agreement

The Employee Matters Agreement governs each of our and our former parent’s respective compensation and employee benefit obligations with respect to current and former employees, directors, and consultants. The Employee Matters Agreement sets forth general principles relating to employee matters in connection with the Separation, including the assignment of employees and consultants, the sharing of employee and consultant information, the assumption and retention of employment related assets and liabilities, expense reimbursements, workers’ compensation coverage and liabilities, leaves of absence, the provision of comparable employee benefits, the duplication and/or acceleration of certain employee benefits, and employee service credit (including those relating to time of service, salary, benefits, vacations, and sick leaves).

The Employee Matters Agreement generally allocates liabilities and responsibilities relating to compensation and employee benefit plans and programs with our former parent retaining liabilities (both pre- and post-Distribution) and responsibilities with respect to our former parent’s employees, directors, and consultants who will remain with our former parent and our company assuming liabilities (both pre- and post-Distribution) and responsibilities with respect to participants who will transfer to our company in connection with the Separation. The Employee Matters Agreement required us to adopt various plans and programs that cover our employees in substitution of coverage they have had under our former parent’s plans and programs, including an equity incentive plan, a 401(k) plan, a group welfare plan, and a disability plan.

Trademark License Agreement

The Trademark License Agreement provides us with a limited, non-transferable, exclusive license (other than with respect to Gemtech, which will be a non-exclusive license) to use our former parent’s trademarks for the sale of accessories, tools, and cutlery, which license allowed us to continue selling all Smith & Wesson branded products that we were currently selling on an exclusive basis. In order to maintain brand identity, our former parent has the right to approve any new products in the authorized product categories.

2021 Proxy Statement I 41

Certain Relationships and Related Person Transactions

Our former parent will give us the right of first refusal, if it desires to license its trademarks for any product in a category in which we do not sell as of the Separation. In such cases, our former parent will be required to first notify us and, if within 14 days after such notification we notify our former parent that we are interested in such a license opportunity, we have the next 30 days to negotiate a license agreement with our former parent.

The Trademark License Agreement require us to pay to our former parent on a calendar quarterly basis a 5% ongoing aggregate royalty based on net sales of products utilizing the license with a minimum guaranteed royalty of $150,000 per calendar quarter. The term of the Trademark License Agreement will be five years with termination for cause if the other party breaches the agreement and fails to cure within the applicable cure period, and the Trademark License Agreement will automatically renew for a subsequent five-year term, provided that if we fail to meet the performance metric, a compound annual growth rate of 4% for year five, our former parent will have the right to give us notice of non-renewal, in which case the agreement will not renew for the subsequent five-year term but will instead continue for a period of 12 months from the last day of the initial five-year term.   Following the tenth year of the Trademark License Agreement, the parties may agree to one or more five-year renewal terms, but if the parties are unable to agree to any such continuation, the agreement will continue on a month-to-month basis with either party having a right to terminate upon 12 months prior written notice.

If either party wishes to modify the 5% royalty rate on or after year 10, the Trademark License Agreement requires the parties to engage in good faith discussions regarding the new royalty rate no later than six months prior to the expiration of the second five-year term or of any subsequent five-year renewal term. The Trademark License Agreement will require us and our former parent to engage an independent third party to set the new royalty rate based off the industry average if we are unable to agree with our former parent on any new royalty rate. If either party does not agree with the royalty rate determined by the independent third party, such party may elect not to extend the agreement, and the agreement will not renew for such five-year renewal term but will instead continue for a period of 12 months from the last day of the preceding renewal term at the same royalty rate as the preceding renewal term.

Despite the foregoing, the Trademark License Agreement permits our former parent to terminate the Trademark License Agreement and purchase the assets of the business line selling licensed products at any time commencing three years after the effective date by paying to us a purchase price of two times our net revenue from our sales of the licensed products for the 12-month period preceding such termination date with a net working capital adjustment.

The Trademark License Agreement requires us and our former parent to indemnify each other for inaccuracies of representations.

Commercial Arrangements

Laser Supply Agreement

The Supply Agreement provides (i) the terms for our former parent’s purchase of lasers from us and (ii) our former parent with a royalty-free, non-transferable, non-sublicensable, worldwide, non-exclusive license to use certain of our trademarks, service marks, and trade dress in connection with the subsequent sales of such products integrated with our former parent’s firearms following the Separation.

The Supply Agreement covers a worldwide territory, subject to intellectual property registration by us in the applicable territory. Except for any Supplier MOQ (as described in the Supply Agreement), but only to the extent of the Supplier MOQ, our former parent is not obligated to order or purchase a minimum volume of products, except that, during the term of the Supply Agreement, our former parent is required to purchase such products exclusively from us. We provide products to our former parent and its affiliates on the most favorable prices to any third-party purchaser. The Supply Agreement gives us a right-of-first proposal to supply any aiming assistance devices to be used on our former parent’s products and any products that are similar to the products already covered by the Supply Agreement but that are materially different in a

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Certain Relationships and Related Person Transactions

manner that justifies a price change, such as significant size differences, co-branding, and material construction or quality differences, as reasonably determined by us and our former parent; except, that such right-of-first proposal does not apply to any product that is manufactured for our former parent by a third party as of the effective date of the Supply Agreement.

The Supply Agreement requires us and our former parent to indemnify each other against losses incurred from breach of representations, warranties, covenants, or negligent or willful acts or omissions; however, we will indemnify our former parent for the failure of any product to comply with applicable law, or our former parent’s direct costs of any product recall. In addition, we will indemnify our former parent against third-party claims alleging intellectual property infringement of any product sold to our former parent, except for claims made against use of our former parent’s trademarks or our compliance with any specifications or design supplied by our former parent.

The term of the Supply Agreement is two years with termination for cause only, and we and our former parent are required to use our best efforts to negotiate an extension (with modifications if necessary) of the Supply Agreement at least six months prior to its expiration.

Accessories Supply Agreement

The Supply Agreement provides the terms for our former parent’s purchase of virtually all of our accessories products to be used by our former parent in connection with production, bundling, and marketing activities.

The Supply Agreement covers a worldwide territory, subject to intellectual property registration by us in the applicable territory. Our Former Parent is not obligated to order or purchase a minimum volume of products, except that, during the term of the Supply Agreement, our former parent will be required to purchase such products exclusively from us. In addition, with respect to any product licensed by our former parent from us, as of the Separation, we will sell such product to our former parent and its affiliates after the Separation on the most favorable terms and conditions offered by us to any third-party purchaser. The Supply Agreement gives us a right-of-first refusal to supply any products that are similar to the products already covered by the Supply Agreement, but that are materially different in a manner that justifies a price change, such as significant size differences, co-branding, and material construction or quality differences, as reasonably determined by us and our former parent, except, that such right-of-first refusal will not apply to any product that is manufactured for our former parent by a third party as of the effective date of the Supply Agreement.

The Supply Agreement requires us and our former parent to indemnify each other against losses incurred from breach of representations, warranties, covenants, or negligent or willful acts or omissions; however, we will indemnify our former parent for the failure of any product to comply with applicable law, or our former parent’s direct costs of any product recall. In addition, we are required to indemnify our former parent against third-party claims alleging intellectual property infringement of any product sold to our former parent, except for claims made against use of our former parent’s trademarks or our compliance with any specifications or design supplied by our former parent.

The term of the Supply Agreement is two years with termination for cause only, and our former parent and are required to use our best efforts to negotiate an extension (with modifications if necessary) of the Supply Agreement at least six months prior to its expiration.

2021 Proxy Statement I 43

PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Our Audit Committee has appointed Grant Thornton LLP to audit the consolidated financial statements of our company for the fiscal year ending April 30, 2022 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Grant Thornton LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Audit Committee has considered whether the provision of non-audit services by our independent registered public accountant is compatible with maintaining their independence and has determined that Grant Thornton LLP’s independence is not compromised by providing such services.

Audit Fees and Audit-Related Fees

The aggregate fees billed to our company by Grant Thornton LLP for the fiscal year ended April 30, 2021 is as follows:

2021

Audit Fees	$559,588
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$559,588

Audit services for fiscal 2021 consisted of the audit of our consolidated financial statements and the review of our quarterly financial statements.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audits, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will

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Proposal Two – Ratification of Appointment of Independent Registered Public Accountant

also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountant to management.

Our Audit Committee requires that the independent registered public accountant, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by Grant Thornton LLP described above under the caption “Audit-Related Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT OF OUR COMPANY FOR THE FISCAL YEAR ENDING APRIL 30, 2022.

2021 Proxy Statement I 45

DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS

Deadline for the Submission of Stockholder Proposals for Inclusion in Our Proxy Statement for Our 2022 Annual Meeting Pursuant to SEC Rule 14a-8

If any stockholder intends to present a proposal (other than for director nominations) for inclusion in our proxy materials for our 2022 Annual Meeting of Stockholders, such proposal must comply with all of the procedural and substantive requirements of SEC Rule 14a-8 under the Exchange Act and must be submitted in writing and received by us at American Outdoor Brands, Inc., 1800 North Route Z, Suite A, Columbia, MO 65202, Attention: Secretary, not less than 120 calendar days prior to the anniversary of the date of our definitive proxy statement was first released to stockholders in connection with our 2021 Annual Meeting of Stockholders, unless the date of our 2021 Annual Meeting of Stockholders shall have been accelerated or delayed by more than 30 days from September 24, 2022, in which case the deadline for submission of the stockholder proposal is a reasonable time before we begin to print and disseminate our definitive proxy materials. Any proposal and supporting statement submitted by a stockholder pursuant to SEC Rule 14a-8 for inclusion in our proxy statement may not exceed an aggregate of 500 words.

Deadline for the Submission by Stockholders of Company Director Nominations and Other Business Proposals Not for Inclusion in Our Proxy Statement for Our 2022 Annual Meeting

Our bylaws require that any stockholder desiring to nominate one or more persons for election to our Board of Directors, or to propose other business not for inclusion in our proxy statement pursuant to SEC Rule 14a-8, in each case for consideration and a vote at our 2022 Annual Meeting of Stockholders must give timely written notice of such nomination or other business proposal by delivery thereof to us at American Outdoor Brands, Inc., 1800 North Route Z, Suite A, Columbia, MO 65202, Attention: Secretary. To be timely, such notice must be so delivered not later than the close of business on June 26, 2022 (i.e., the 90th day prior to the first anniversary of our 2021 Annual Meeting of Stockholders), nor earlier than the close of business on May 27, 2022 (i.e., the 120th day prior to the first anniversary of our 2021 Annual Meeting of Stockholders), unless the date of our 2022 Annual Meeting of Stockholders is held earlier than August 25, 2022 (i.e., more than 30 days prior to the first anniversary of our 2021 Annual Meeting of Stockholders) or later than December 3, 2022 (i.e., more than 70 days after the first anniversary of our 2021 Annual Meeting of Stockholders), in which case the notice must be so delivered to us not earlier than the close of business on the 120th day prior to our 2022 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to our 2022 Annual Meeting of Stockholders or (ii) the 10th day after the date on which a public announcement of the date of our 2022 Annual Meeting of Stockholders is first made by us. The foregoing 30-day submission period and corresponding time limits also apply in determining whether notice is timely for purposes of applicable SEC rules relating to our exercise of discretionary voting authority.

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Deadlines for Receipt of Stockholder Proposals

Important Stockholder Notice Requirements

In addition to the foregoing requirements, in the case of stockholder proposals not made pursuant to SEC Rule 14a-8, our bylaws require a stockholder’s written notice of a director nomination or the proposal of other business, as applicable, to contain, among other things:

•	the name and address of the stockholder giving the notice and the beneficial owner, if any, on whose behalf such notice is given;
•	the class or series and number of shares owned beneficially and of record by the stockholder and any beneficial owner;
•	a representation that the stockholder (or a qualified representative) intends to appear in person or by proxy at the annual meeting of stockholders;
•

a representation whether the stockholder or the beneficial owner, if any, intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding shares of stock required to approve or adopt the business proposal or elect the director nomination and/or otherwise solicit proxies from stockholders in support thereof;

•

a description of any agreement, arrangement or understanding with respect to the director nomination or business proposal between or among the stockholder or the beneficial owner, if any, including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable);

•

a description of any agreement, arrangement or understanding (including, without limitation, with respect to any profit interests, options, hedging transactions, borrowed or loaned shares, or other derivative positions) that has been entered into as of the date of the notice by, or on behalf of, the stockholder or the beneficial owner, if any, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of our capital stock, or to maintain, increase or decrease the voting power of the stockholder or the beneficial owner, if any, with respect to shares of our company (any such agreement, arrangement or understanding, or Derivative Instrument);

•	a description of the terms of, and the number of shares subject to, any short interest in any securities of our company in which the stockholder or the beneficial owner, if any, has an interest;
•

a description of the terms of any performance-related fees (other than asset-based fees) that the stockholder or the beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of our company or any Derivative Instruments; and

•

a description of (i) any significant equity interest of the stockholder or the beneficial owner, if any, in a competitor of our company, and (ii) any direct or indirect pecuniary interest of the stockholder or the beneficial owner, if any, in any material contract with a competitor of our company; provided, however, that if the business proposal is otherwise subject to Rule 14a-8, the foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified us of such stockholder’s intention to present such business proposal at an annual meeting of stockholders of our company in compliance with Rule 14a-8, and such business proposal has been included in a proxy statement that has been prepared by our company to solicit proxies for such annual meeting of stockholders.

2021 Proxy Statement I 47

Deadlines for Receipt of Stockholder Proposals

For director nominations made by stockholders, our bylaws also require a stockholder’s written notice thereof to contain, among other things, with respect to each proposed director nominee:

•	the name, age, business, and residence address of the proposed nominee;
•	the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected;
•

a description of all compensation and other material monetary agreements, arrangements, and understandings during the past three years , and any other material relationships, entered into between and among the stockholder or any beneficial owner, on the one hand, and the proposed nominee, on the other hand; and

•	any other information relating to the proposed nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act.

We may also require a proposed nominee to furnish other information (in the form of questionnaires and otherwise) to determine the eligibility of such proposed nominee to serve as one of our directors.

For stockholder proposals other than director nominations, our bylaws further require a stockholder’s written notice thereof to contain, among other things, a brief description of the business, the text of the proposed business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), the reasons for conducting such business at the annual meeting, and whether and the extent to which the stockholder or any beneficial owner has any material interest in such business proposal and a general description of such material interest.

Prior to making any submission to us, we encourage our stockholders to carefully review, as applicable, the full text of SEC Rule 14a-8 and the full text of our bylaws for additional requirements to nominate a person for election to our Board of Directors (including information regarding proxy access eligibility, procedural and disclosure requirements, and other relevant requirements to nominate directors) or to submit a proposal for other business at the annual meeting.

48 I 2021 Proxy Statement

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement and annual report and would like to participate in our householding program, please contact Broadridge by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our proxy statement and annual report, please contact Broadridge as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker or other holder of record to request information about householding.

2021 Proxy Statement I 49

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote the shares they represent as our Board of Directors may recommend.

50 I 2021 Proxy Statement

APPENDIX A ADJUSTED EBITDAS

We use GAAP net income as our primary financial measure. We use Adjusted EBITDAS, which is a non-GAAP financial metric, as a supplemental measure of our performance in order to provide investors with an improved understanding of underlying performance trends, and it should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, and stock compensation expense. Our Adjusted EBITDAS calculation also excludes certain items we consider non-routine. We believe that Adjusted EBITDAS is useful to understanding our operating results and the ongoing performance of our underlying business, as Adjusted EBITDAS provides information on our ability to meet our capital expenditure and working capital requirements, and is also an indicator of profitability. We believe this reporting provides additional transparency and comparability to our operating results. We believe that the presentation of Adjusted EBITDAS is useful to investors because it is frequently used by analysts, investors, and other interested parties to evaluate companies in our industry. We use Adjusted EBITDAS to supplement GAAP measures of performance to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to neutralize our capitalization structure to compare our performance against that of other peer companies using similar measures, especially companies that are private. We also use Adjusted EBITDAS to supplement GAAP measures of performance to evaluate our performance in connection with compensation decisions. We believe it is useful to investors and analysts to evaluate this non-GAAP measure on the same basis as we use to evaluate our operating results.

Adjusted EBITDAS is a non-GAAP measure and may not be comparable to similar measures reported by other companies. In addition, non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. We address the limitations of non-GAAP measures through the use of various GAAP measures. In the future, we may incur expenses or charges such as those added back to calculate Adjusted EBITDAS. Our presentation of Adjusted EBITDAS should not be construed as an inference that our future results will be unaffected by these items.

The following table sets forth our calculation of non-GAAP Adjusted EBITDAS for the fiscal years ended April 30, 2021 and 2020 (dollars in thousands):

2021 Proxy Statement I 51

Appendix A Adjusted EBITDA

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Years Ended
	April 30, 2021	April 30, 2020

GAAP net income/(loss)	$18,405	$(96,201)
Interest expense	111	—
Income tax expense/(benefit)	5,887	(11,653)
Depreciation and amortization	19,827	23,639
Related party interest income	(424)	(4,963)
Stock compensation	2,910	850
Goodwill impairment	—	98,929
Product recall	—	(180)
Transition costs	264	1,580
COVID-19 costs	223	299
Other	125	—
Non-GAAP Adjusted EBITDAS	$47,328	$12,300

52 I 2021 Proxy Statement

APPENDIX B Treatment of Equity Compensation Awards in The SEparation

The Employee Matters Agreement executed by us and our former parent in connection with the Separation provided that outstanding equity compensation awards of our former parent, specifically stock options, or Options, restricted stock units, or RSUs, and performance-based restricted stock units, or PSUs (with such Options, RSUs, and PSUs being collectively referred to herein as the SWBI awards), were to be equitably adjusted simultaneously with the consummation of the Distribution. These equitable adjustments were intended to maintain, immediately following the consummation of the Distribution, the intrinsic value of the SWBI award immediately prior to consummation of the Distribution. Depending upon the type of award, the holder’s position or title with our former parent, and the holder’s post-Separation employer, the outstanding SWBI awards were adjusted via one of the following methods:

Stockholder Method

Under the “stockholder method,” holders of SWBI awards were treated similarly to stockholders of our former parent such that their existing SWBI awards were converted into awards with respect to both equity interests in our former parent and equity interests in our company, subject to certain adjustments necessary to reflect the Separation. Specifically, each holder of an SWBI award (i) continues to hold the existing SWBI award for the same number of shares of common stock of our former parent that were subject to such SWBI award prior to the Distribution, and (ii) received an identical award with respect to one share of our common stock for each four shares of our former parent’s common stock underlying the SWBI award, such that the resulting SWBI award and our award, collectively the “new awards,” have a combined intrinsic value immediately following the consummation of the Distribution equal to the intrinsic value of the existing SWBI award immediately prior to the consummation of the Distribution, taking into account any necessary adjustments to the exercise price of the new awards, if applicable, to maintain such intrinsic value. To the extent the existing SWBI award was subject to vesting based upon continued service with our former parent, the new awards also remain subject to the same vesting conditions based upon continued employment with the holder’s post-Separation employer. In addition, to the extent the existing SWBI award is subject to the achievement of certain company performance-based target goals, appropriate adjustments were made to such target goals and incorporated into the new awards to reflect the changes to the businesses of each of our former parent and our company as a result of the Separation.

2021 Proxy Statement I 53

Appendix B Treatment of Equity Compensation Awards in the Separation

Employer Method

Under the “employer method,” holders of SWBI awards now only hold awards with respect to equity of their post-Separation employer.  Specifically, each holder of an SWBI award that remained with our former parent post-Separation continues to hold their SWBI award, whereas each holder of an SWBI award that is now employed with and/or provides services to us post-Separation had their former SWBI award converted into an identical award with respect to shares of our common stock. However, the number of shares of common stock underlying such awards, and/or the exercise price of such awards, if applicable, were adjusted so that the continued or converted awards, whichever applicable, have the same intrinsic value immediately following the consummation of the Distribution as the intrinsic value of the former SWBI award immediately prior to the consummation of the Distribution. It should be noted that to the extent the former SWBI award was subject to vesting based upon continued service with our former parent, the continued or converted award, whichever applicable, also remains subject to the same vesting conditions based upon continued employment with such individual’s post-Separation employer. In addition, to the extent the former SWBI award was subject to the achievement of certain company performance-based target goals, appropriate adjustments were made to such target goals and incorporated into the new awards to reflect the changes to the businesses of each of our former parent and our company as a result of the Separation.

Regardless of the equity conversion method utilized, whether the stockholder method or employer method, the intrinsic value of each type of award as determined immediately prior to the Distribution was equal to the intrinsic value of the “converted award” (in the case of the employer method) or “converted awards” as determined in the aggregate (in the case of the stockholder method) immediately following the Distribution.  Following the Distribution, such intrinsic values may diverge depending on the growth of our former parent and/or us, but initially they the same intrinsic value immediately following the Distribution.

Fractional Interests

To the extent any adjustments made to former SWBI awards resulted in fractional share interests, the fractional interests were rounded down to the nearest whole share and we or our former parent, as the case may be, made a cash payment to our respective employees and/or directors in lieu of such fractional interests.

Proposed Treatment

After careful consideration and in light of the ongoing intercompany agreements and commitments between our former parent and us after the Separation, we determined that those individuals who were members of the board of directors of our former parent or us, as applicable, as well as those individuals who were top-level executives, which we refer to as the Designated Executives, of our former parent or us, as applicable, would receive stockholder method treatment with respect to all of their outstanding awards to facilitate cooperation between our former parent and us through the transition period, which such directors and Designated Executives are integral in ensuring operates smoothly and efficiently.  For all other employees, which we refer to as the Other Employees, we determined that they would receive the employer method treatment with respect to all of their outstanding awards since they have minimal or no involvement with the other company post-Separation and, therefore, the focus will be solely on their current employer and the value added to that company post-Separation.  In addition, the amount of shares subject to outstanding awards held by the Other Employees was relatively small and splitting such small share amounts would have diminished their value and been administratively complex.  There were no other classes of individuals that were impacted by this conversion methodology.

54 I 2021 Proxy Statement

Appendix B Treatment of Equity Compensation Awards in the Separation

The following table shows the treatment of each type of SWBI award outstanding immediately prior to the Distribution.

Type of Award	Directors	Designated Executives (1)	Other Employees (1)
Options	Stockholder Method	N/A	N/A
RSUs	Stockholder Method	Stockholder Method	Employer Method
Deferred RSUs	Stockholder Method	N/A	N/A
PSUs	N/A	Stockholder Method	N/A

(1)As defined in the Employee Matters Agreement.

2021 Proxy Statement I 55

CALDWELL
WHEELER
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OLD TIMER EST. 1958
IMPERIAL
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LICENSED BRANDS INCLUDE:

Smith & Wesson
M&P by Smith & Wesson
THOMPSON/CENTER America's Master Gunmaker
Performance Center by Smith & Wesson

AMERICAN OUTDOOR BRANDS, INC. HEADQUARTERS
1800 N Rte Z, Suite A, Columbia, MO, 65202 | **www.aob.com**

VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date AMERICAN OUTDOOR BRANDS, INC. or meeting date. Have your proxy card in hand when you access the web site 1800 NORTH ROUTE Z, SUITE A and follow the instructions to obtain your records and to create an electronic COLUMBIA, MO 65202 voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/AOUT2021  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   D58309-P60086 KEEP THIS PORTION FOR YOUR RECORDS  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AMERICAN OUTDOOR BRANDS, INC. For Withhold For All To withhold authority to vote for any individual   All All Except nominee(s), mark "For All Except" and write the  The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below.  the following:   ! ! !  1. PROPOSAL 1: ELECTION OF DIRECTORS: To elect as  directors each of the nominees listed below to serve for  a three-year term expiring in 2024.  Nominees:  01) Brian D. Murphy  02) Mary E. Gallagher  The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. PROPOSAL 2: To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent registered public ! ! ! accountant of our company for the fiscal year ending April 30, 2022.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no directions  are made, this proxy will be voted FOR each director and FOR proposal 2. If any other matters properly come before the meeting, the persons named  in this proxy will vote in their discretion.   Please email address changes or comments to: investorrelations@aob.com.  NOTE: Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.  Signature [PLEASE SIGN WITHIN BOX] Date  Signature (Joint Owners)  Date

Virtual Annual Meeting Site: www.virtualshareholdermeeting.com/AOUT2021 Accessing the Virtual Annual Meeting: To attend the virtual Annual Meeting online, you will need the 16-digit  control number included in the Notice of Internet Availability of Proxy  Materials, on your proxy card (if you have requested printed proxy  materials), or in the instructions provided by your bank, broker or  other financial intermediary, if you hold the shares in "street name." Stockholder Inquiries: If you are a stockholder of record, send inquiries concerning transfer  of shares, lost certificates or address changes to the Company's  Transfer Agent:  Issuer Direct Corporation  98 East Murray Holladay Rd., Suite 100  Salt Lake City, Utah 84117  (801) 272-9294 Investor Relations: Inquiries from stockholders, securities analysts and others in the  professional investment community should be directed to Elizabeth  Sharp, VP Investor Relations at lsharp@aob.com.  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.  D58310-P60086  AMERICAN OUTDOOR BRANDS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2021 ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 24, 2021  The undersigned stockholder of AMERICAN OUTDOOR BRANDS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated August 13, 2021, and hereby constitutes and appoints Brian D. Murphy and H. Andrew Fulmer, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned with all powers that the undersigned would have if personally present, at the 2021 Annual Meeting of Stockholders of the Company, to be held on Friday, September 24, 2021, at 12:00 PM Eastern Time, online at www.virtualshareholdermeeting.com/AOUT2021 and at any adjournment or postponement thereof (the “Annual Meeting”), and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement.  The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that come before the 2021 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the nominee directors; FOR the ratification of the appointment of Grant Thornton LLP as the independent registered public accountant of the Company; and as said proxies deem advisable on such other matters as may come before the meeting.  A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or postponement thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.  Your Internet or Telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed, and returned your proxy card.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE DIRECTORS AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT OF THE COMPANY FOR THE FISCAL YEAR ENDING APRIL 30, 2022.  PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.  CONTINUED AND TO BE SIGNED ON REVERSE SIDE.